                                                               EXECUTION VERSION
================================================================================


                             NEENAH FOUNDRY COMPANY,

                                   AS ISSUER,

                          ADVANCED CAST PRODUCTS, INC.,

                               DALTON CORPORATION,

               DALTON CORPORATION, WARSAW MANUFACTURING FACILITY,

               DALTON CORPORATION, STRYKER MACHINING FACILITY CO.,

               DALTON CORPORATION, ASHLAND MANUFACTURING FACILITY,

            DALTON CORPORATION, KENDALLVILLE MANUFACTURING FACILITY,

                              DEETER FOUNDRY, INC.,

                             GREGG INDUSTRIES, INC.,

                            MERCER FORGE CORPORATION,

                             A&M SPECIALTIES, INC.,

                             NEENAH TRANSPORT, INC.,

                               CAST ALLOYS, INC.,

                              BELCHER CORPORATION,

                              PEERLESS CORPORATION,

                            AS SUBSIDIARY GUARANTORS

                                       AND

                         -----------------------------


                              THE BANK OF NEW YORK,

                                   AS TRUSTEE

                         -----------------------------


                                    INDENTURE

                           DATED AS OF OCTOBER 8, 2003



                         -----------------------------



                               UP TO $100,000,000


                     13% SENIOR SUBORDINATED NOTES DUE 2013

================================================================================


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                                TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE........................................1

         Section 1.1.          Definitions..............................................................1

         Section 1.2.          Incorporation by Reference of TIA.......................................21

         Section 1.3.          Rules of Construction...................................................21

ARTICLE II            THE NOTES........................................................................22

         Section 2.1.          Form and Dating.........................................................22

         Section 2.2.          Execution and Authentication............................................23

         Section 2.3.          Registrar and Paying Agent..............................................24

         Section 2.4.          Paying Agent to Hold Assets in Trust....................................25

         Section 2.5.          Noteholder Lists........................................................25

         Section 2.6.          Transfer and Exchange...................................................25

         Section 2.7.          Replacement Notes.......................................................30

         Section 2.8.          Outstanding Notes.......................................................30

         Section 2.9.          Treasury Notes..........................................................31

         Section 2.10.         Temporary Notes.........................................................31

         Section 2.11.         Cancellation............................................................31

         Section 2.12.         Defaulted Interest......................................................32

         Section 2.13.         Persons Deemed Owners...................................................33

         Section 2.14.         Issuance of Additional Notes ...........................................33

         Section 2.15.         CUSIP Numbers...........................................................33

ARTICLE III           REDEMPTION.......................................................................34

         Section 3.1.          Right of Redemption.....................................................34

         Section 3.2.          Notices to Trustee......................................................34

         Section 3.3.          Selection of Notes to Be Redeemed.......................................34

         Section 3.4.          Notice of Redemption....................................................35

         Section 3.5.          Effect of Notice of Redemption..........................................36

         Section 3.6.          Deposit of Redemption Price.............................................36

         Section 3.7.          Notes Redeemed in Part..................................................36

         Section 3.8.          Optional Redemption.....................................................37
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         Section 3.9.          Mandatory Redemption....................................................37

ARTICLE IV            COVENANTS........................................................................37

         Section 4.1.          Payment of Notes........................................................37

         Section 4.2.          Maintenance of Office or Agency.........................................37

         Section 4.3.          Corporate Existence.....................................................38

         Section 4.4.          Payment of Taxes and Other Claims.......................................38

         Section 4.5.          Maintenance of Properties and Insurance.................................39

         Section 4.6.          Compliance Certificate; Notice of Default...............................39

         Section 4.7.          Reports.................................................................40

         Section 4.8.          Limitation on Status as Investment Company..............................40

         Section 4.9.          Waiver of Stay, Extension or Usury Laws.................................40

         Section 4.10.         [Reserved]..............................................................41

         Section 4.11.         Limitation on the Incurrence of Indebtedness and Issuance of
                               Disqualified Stock......................................................41

         Section 4.12.         Limitation on Restricted Payments.......................................43

         Section 4.13.         Limitation on Liens.....................................................46

         Section 4.14.         Limitation on Dividends and Other Payment Restrictions Affecting
                               Subsidiaries............................................................46

         Section 4.15.         Limitation on Transactions with Affiliates..............................47

         Section 4.16.         Limitation on Lines of Business.........................................48

         Section 4.17.         Limitation on Layering Debt.............................................48

         Section 4.18.         Future Guarantors.......................................................48

         Section 4.19.         Payments for Consent....................................................48

         Section 4.20.         Asset Sales.............................................................49

         Section 4.21.         Change of Control.......................................................52

         Section 4.22.         Calculation of Original Issue Discount..................................54

ARTICLE V             SUCCESSORS.......................................................................54

         Section 5.1.          Limitation on Merger, Consolidation or Sale of Assets...................54

         Section 5.2.          Successor Corporation Substituted.......................................55

ARTICLE VI            EVENTS OF DEFAULT AND REMEDIES...................................................56
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                                       ii
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         Section 6.1.          Events of Default.......................................................56

         Section 6.2.          Acceleration of Maturity Date; Rescission and Annulment.................58

         Section 6.3.          Collection of Indebtedness and Suits for Enforcement by Trustee.........59

         Section 6.4.          Trustee May File Proofs of Claim........................................60

         Section 6.5.          Trustee May Enforce Claims Without Possession of Notes..................60

         Section 6.6.          Priorities..............................................................61

         Section 6.7.          Limitation on Suits.....................................................61

         Section 6.8.          Unconditional Right of Holders to Receive Principal, Premium and
                               Interest................................................................62

         Section 6.9.          Rights and Remedies Cumulative..........................................62

         Section 6.10.         Delay or Omission Not Waiver............................................62

         Section 6.11.         Control by Holders......................................................63

         Section 6.12.         Waiver of Past Default..................................................63

         Section 6.13.         Undertaking for Costs...................................................64

         Section 6.14.         Restoration of Rights and Remedies......................................64

ARTICLE VII           TRUSTEE..........................................................................64

         Section 7.1.          Duties of Trustee.......................................................64

         Section 7.2.          Rights of Trustee.......................................................66

         Section 7.3.          Individual Rights of Trustee............................................67

         Section 7.4.          Trustee's Disclaimer....................................................67

         Section 7.5.          Notice of Default.......................................................67

         Section 7.6.          Reports by Trustee to Holders...........................................67

         Section 7.7.          Compensation and Indemnity..............................................68

         Section 7.8.          Replacement of Trustee..................................................69

         Section 7.9.          Successor Trustee by Merger, Etc........................................70

         Section 7.10.         Eligibility; Disqualification...........................................71

         Section 7.11.         Preferential Collection of Claims Against Company.......................71
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                                      iii
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         Section 7.12.         "Trustee" to Include Paying Agent.......................................71

ARTICLE VIII          LEGAL DEFEASANCE AND COVENANT DEFEASANCE.........................................71

         Section 8.1.          Option to Effect Legal Defeasance or Covenant Defeasance................71

         Section 8.2.          Legal Defeasance and Discharge..........................................72

         Section 8.3.          Covenant Defeasance.....................................................72

         Section 8.4.          Conditions to Legal or Covenant Defeasance..............................73

         Section 8.5.          Deposited Money and Government Securities to be Held in Trust;
                               Other Miscellaneous Provisions..........................................74

         Section 8.6.          Repayment to Company....................................................75

         Section 8.7.          Reinstatement...........................................................75

         Section 8.8.          Discharge of Liability on Securities; Defeasance........................75

ARTICLE IX            AMENDMENTS, SUPPLEMENTS AND WAIVERS..............................................76

         Section 9.1.          Without Consent of Holders..............................................76

         Section 9.2.          With Consent of Holders.................................................77

         Section 9.3.          Compliance with TIA.....................................................78

         Section 9.4.          Revocation and Effect of Consents.......................................78

         Section 9.5.          Notation on or Exchange of Notes........................................79

         Section 9.6.          Trustee to Sign Amendments, Etc.........................................79

ARTICLE X             GUARANTEE OF NOTES...............................................................79

         Section 10.1.         Subsidiary Guarantee....................................................79

         Section 10.2.         Execution and Delivery of Subsidiary Guarantee..........................80

         Section 10.3.         Subsidiary Guarantors May Consolidate, etc., on Certain Terms...........81

         Section 10.4.         Releases Following Sale of Assets.......................................82

         Section 10.5.         Releases Following Designation as an Unrestricted  Subsidiary...........83

         Section 10.6.         Limitation on Subsidiary Guarantor Liability............................83

         Section 10.7.         Subordination of Guarantees.............................................83

ARTICLE XI            SUBORDINATION....................................................................84

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         Section 11.1.         Agreement to Subordinate................................................84

         Section 11.2.         Liquidation; Dissolution; Bankruptcy....................................84

         Section 11.3.         Default on Senior Indebtedness..........................................85

         Section 11.4.         Acceleration of Notes...................................................86

         Section 11.5.         When Distribution Must be Paid Over.....................................86

         Section 11.6.         Notice by Company.......................................................87

         Section 11.7.         Subrogation.............................................................87

         Section 11.8.         Relative Rights.........................................................87

         Section 11.9.         Subordination May Not be Impaired by Company............................88

         Section 11.10.        Distribution or Notice to Representative................................88

         Section 11.11.        Rights of Trustee and Paying Agent......................................88

         Section 11.12.        Authorization to Effect Subordination...................................89

         Section 11.13.        Amendment...............................................................89

         Section 11.14.        Third Party Beneficiaries...............................................89

         Section 11.15.        Liens...................................................................89

ARTICLE XII           MISCELLANEOUS....................................................................90

         Section 12.1.         TIA Controls............................................................90

         Section 12.2.         Notices.................................................................90

         Section 12.3.         Communications by Holders with Other Holders............................91

         Section 12.4.         Certificate and Opinion as to Conditions Precedent......................91

         Section 12.5.         Statements Required in Certificate or Opinion...........................91

         Section 12.6.         Rules by Trustee, Paying Agent, Registrar...............................92

         Section 12.7.         Business Day............................................................92

         Section 12.8.         Governing Law...........................................................93

         Section 12.9.         No Adverse Interpretation of Other Agreements...........................93

         Section 12.10.        No Recourse Against Others..............................................93

         Section 12.11.        Successors..............................................................93

         Section 12.12.        Duplicate Originals.....................................................93

         Section 12.13.        Severability............................................................93
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         Section 12.14.        Table of Contents, Headings, Etc........................................94

         Section 12.15.        Qualification of Indenture..............................................94

EXHIBIT A         -   FORM OF NOTE  ...................................................................A-1

EXHIBIT B         -   GUARANTEE........................................................................B-1

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                                       vi
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                              CROSS-REFERENCE TABLE


TIA                                                                                                INDENTURE
SECTION                                                                                              SECTION
-------                                                                                         ------------
310    (a)(1)........................................................................           Section 7.10
       (a)(2)........................................................................           Section 7.10
       (a)(3)........................................................................                   N.A.
       (a)(4)........................................................................                   N.A.
       (a)(5)........................................................................           Section 7.8,
                                                                                                Section 7.10
       (b)...........................................................................           Section 7.10
       (b)(1)........................................................................           Section 7.10
       (c)...........................................................................                   N.A.
311    (a)...........................................................................           Section 7.11
       (b)...........................................................................           Section 7.11
       (c)...........................................................................                   N.A.
312    (a)...........................................................................            Section 2.5
       (b)...........................................................................           Section 12.3
       (c)...........................................................................           Section 12.3
313    (a)...........................................................................            Section 7.6
       (b)...........................................................................            Section 7.6
       (b)(1)........................................................................                   N.A.
       (b)(2)........................................................................                   N.A.
       (c)...........................................................................            Section 7.6
       (d)...........................................................................                   N.A.
314    (a)...........................................................................                   N.A.
       (a)(4)........................................................................            Section 4.6
       (b)...........................................................................                   N.A.
       (c)(1)........................................................................                   N.A.
       (c)(2)........................................................................                   N.A.
       (c)(3)........................................................................                   N.A.
       (d)...........................................................................                   N.A.
       (e)...........................................................................                   N.A.
       (f)...........................................................................                   N.A.
315    (a)...........................................................................                   N.A.
       (b)...........................................................................                   N.A.
       (c)...........................................................................                   N.A.
       (d)...........................................................................                   N.A.
       (e)...........................................................................                   N.A.
316    (a)...........................................................................                   N.A.
       (a)(1)(A).....................................................................                   N.A.
       (a)(1)(B).....................................................................                   N.A.
       (a)(2)........................................................................                   N.A.
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TIA                                                                                                INDENTURE
SECTION                                                                                              SECTION
-------                                                                                         ------------

       (b)...........................................................................                   N.A.
317    (a)(1)........................................................................                   N.A.
       (a)(2)........................................................................                   N.A.
       (b)...........................................................................                   N.A.
318    (a)...........................................................................                   N.A.


N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of October 8, 2003, between Neenah Foundry Company, a Wisconsin corporation (the "Company"), each Subsidiary Guarantor listed on the signature pages hereto or which becomes a party hereto pursuant to a supplemental indenture and The Bank of New York, a New York banking corporation, as Trustee.

     The Company, the Subsidiary Guarantors and the Trustee agree as follows for the equal and rateable benefit of the Holders of the 13% Senior Subordinated Notes due 2013 (the "Notes"):

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 DEFINITIONS.


     "Acceleration Notice" shall have the meaning specified in Section 6.2.

     "ACP Holding" means ACP Holding Company, a Delaware corporation.

     "Acquired Debt" means, with respect to any specified Person: (i) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Additional Notes" means any Notes (other than Initial Notes and Notes issued under Sections 2.6, 2.7, 2.10 and 3.1 hereof) issued under this Indenture in accordance with Sections 2.2, 2.14 and 4.11 hereof, as part of the same series as the Initial Notes or as an additional series.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities (or the equivalents) of a Person shall be deemed to be control.

     "Affiliate Transaction" shall have the meaning specified in Section 4.15.

     "Agent" means any Registrar, Paying Agent or co-Registrar.

     "Agent Member" means a member of, or a participant in, the Depositary.

     "Asset Sale" means any sale, transfer or other disposition (including, without limitation, by merger, consolidation or sale-and-leaseback transaction) of (i) shares of Capital Stock of a Subsidiary of the Company (other than directors' qualifying shares), including any issuance of such Capital Stock, or
(ii) property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that an Asset Sale shall not include (a) any sale, transfer or other disposition of shares of Capital Stock, property or assets by a Restricted Subsidiary of the Company to the Company or to any Restricted Subsidiary that is a Wholly Owned Subsidiary of the Company, (b) any sale, transfer or other disposition of defaulted receivables for collection, (c) any sales, transfers or other dispositions that do not involve aggregate consideration in excess of $2,500,000 in any fiscal year, (d) the grant in the ordinary course of business of any license of patents, trademarks, registrations therefor and other similar intellectual property, (e) any Lien (or foreclosure thereon) securing Indebtedness to the extent that such Lien is granted in compliance with Section 4.13, (f) any Restricted Payment or Permitted Investment permitted by Section 4.12, (g) any disposition of assets or property to the extent such assets are obsolete, worn-out or no longer useful in the Company's or any Restricted Subsidiary's business, (h) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company as permitted by Article V,
(i) any disposition that constitutes a Change of Control, (j) any transaction or series of transactions pertaining to sales, transfers or other dispositions of properties or assets of the Company or any Restricted Subsidiary in connection with closures of plants for a purchase price not exceeding 10% of the total consolidated assets of Company as reflected on its consolidated balance sheet as of the Company's fiscal year end immediately preceding the first sale of such property or assets, (k) the disposition of any Investment in Cash Equivalents,
(l) sales, leases and other dispositions of the Non-Core Fixed Assets; or (m) so long as no Event of Default exists, sales, leases and other dispositions of fixed assets that are worn, scrap, excess, damaged or obsolete, the net proceeds of which are used to prepay the outstanding principal amount of the Term Loan or the Revolver (regardless of whether the corresponding revolving commitment thereunder is reduced in connection therewith).

     "Asset Sale Offer" shall have the meaning specified in Section 4.20.

     "Bankruptcy Law" means title 11, U.S. Code, or any similar federal, state or foreign law for the relief of debtors.

     "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such Person.

     "Board Resolution" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

     "Borrowing Base Amount" means, as to the Company and its Restricted Subsidiaries, the sum of (x) 65% of the gross value of Inventory plus (y) 85% of the gross value of Receivables, in each case determined on a consolidated basis in accordance with GAAP, as reflected in the most recent quarterly consolidated financial statements delivered pursuant to Section 4.7.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

     "Capital Stock" means (i) any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (ii) in the case of a partnership, partnership interests (whether general or limited) and
(iii) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition, (iii) certificates of deposit and Eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding twelve months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500,000,000, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within nine months after the date of acquisition and (vi) shares of any money market mutual fund, or similar fund, in each case having assets in excess of $500,000,000, which invests solely in investments of the types described in clauses (i) through (v) above.

     "Change of Control" means the occurrence of any of the following:

     (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of ACP Holding, NFC Castings or the Company and the Restricted Subsidiaries, taken as a whole, to any "person" (as that term is used in Section 13(d)(3) of the Exchange
Act);

     (2) the adoption of a plan relating to the liquidation or dissolution of NFC Castings or ACP Holding (or any other direct or indirect parent of the Company) or the Company;

     (3) the consummation of any transaction, as a result of which any "person" (as referenced in clause (2) above), other than the Permitted Holders, becomes the Beneficial Owner, directly or indirectly, of, in the aggregate, more than 50% of the total voting power of the Voting Stock of the Company, NFC Castings or ACP Holding, whether as a result of issuance of securities of NFC Castings or ACP Holding (or any other direct or indirect parent of the Company) or the Company, any merger, consolidation, liquidation or dissolution of NFC Castings or ACP Holding (or any other direct or indirect parent of the Company) or the Company or otherwise, provided, however, that the Permitted Holders Beneficially Own, directly or indirectly, less than such "person"; or

     (4) the first day on which a majority of the members of the Board of Directors of any of the Company, NFC Castings or ACP Holding are not Continuing Directors;

provided, however, for purposes of clause (3), the Permitted Holders shall be deemed to Beneficially Own any Voting Stock of a Person held by any other Person (the "parent entity") so long as the Permitted Holders Beneficially Own, directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity.

     "Change of Control Offer" shall have the meaning specified in Section 4.21.

     "Change of Control Payment Date" shall have the meaning specified in
Section 4.21.

     "Change of Control Put Date" shall have the meaning specified in Section 4.21.

     "Change of Control Repurchase Price" shall have the meaning specified in
Section 4.21.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission.

     "Commitment Fee" means the Commitment Fee payable to the Permitted Holders pursuant to the Standby Funding Commitment Letters, dated June 30, 2003, between the Company and each of the Permitted Holders.

     "Commodity Agreement" means any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the Company or any of its Restricted Subsidiaries designed to protect the Company or any of its Restricted Subsidiaries against fluctuations in the price of commodities actually used in the ordinary course of business of the Company and its Restricted Subsidiaries each, as may be amended, supplemented or otherwise modified from time to time.

     "Common Stock" means, with respect to any Person, Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to this Indenture, and thereafter means such successor.

     "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date of such determination to (ii) Consolidated Interest Expense for such four fiscal quarters; provided, however, that

          (1) if the Company or any Restricted Subsidiary has incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness and the application of the proceeds thereof as if such Indebtedness had been incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period (except that in the case of Indebtedness to finance seasonal fluctuations in working capital needs incurred under a revolving credit or similar arrangement, the amount thereof shall be deemed to be the average daily balance of such Indebtedness during such four quarter period);

          (2) if since the beginning of such period the Company or any Restricted Subsidiary shall have disposed of any assets constituting all or substantially all of the assets of an operating unit of a business (a "Disposal"), (x) the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Disposal for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and (y) Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Disposal for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale);

          (3) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of the assets of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the incurrence of any Indebtedness in connection therewith) as if such Investment or acquisition occurred on the first day of such period; and

          (4) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Disposal or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (2) or (3) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Disposal, Investment or acquisition of assets occurred on the first day of such period.

         For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness bears, at the option of the Company or a Restricted Subsidiary, a fixed or floating rate of interest and is being given pro forma effect, then (i) if any interest had accrued on such Indebtedness prior to the date of determination, the interest expense on such Indebtedness shall be computed by applying a fixed or floating rate of interest as selected by the Company or such Restricted Subsidiary for the interest period immediately preceding such determination or (ii) if no interest accrued on such Indebtedness prior to the date of determination, the interest expense on such Indebtedness shall be computed by applying, at the option of the Company or such Restricted Subsidiary, either a fixed or floating rate. If any Indebtedness which is being given pro forma effect was incurred under a revolving credit facility that was in effect throughout the applicable period, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

         "Consolidated Interest Expense" means, with respect to any Person for any period, the aggregate consolidated interest, whether expensed or capitalized, paid, accrued or scheduled to be paid or accrued, of such Person and its Restricted Subsidiaries for such period (including (i) amortization of original issue discount and deferred financing costs and non-cash interest payments and accruals, (ii) the interest portion of all deferred payment obligations, calculated in accordance with the effective interest method, and
(iii) the interest component of any payments associated with Capital Lease Obligations and net payments (if any) pursuant to Hedging Obligations, in each case, to the extent attributable to such period, but excluding (x) commissions, discounts and other fees and charges incurred with respect to letters of credit and bankers' acceptances financing and (y) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or secured by a Lien on assets of such Person) determined in accordance with GAAP. Consolidated Interest Expense of the Company shall not include any prepayment premiums or amortization of original issue discount or deferred financing costs, to the extent such amounts are incurred as a result of the prepayment on the date of this Indenture of any Indebtedness of the Company with the proceeds of the Notes.

         "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP, adjusted to exclude (only to the extent included and without duplication): (i) all gains which are extraordinary or are non-recurring (including any gain from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of Capital Stock); (ii) all gains resulting from currency or hedging transactions; (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition; (iv) depreciation, amortization or other expenses recorded as a result of the application of purchase accounting in accordance with Statements of Financial Accounting Standards Nos. 141 and 142; and (v) the cumulative effect of a change in accounting principles; provided that (a) the Net Income of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of cash dividends or cash distributions actually paid to the referent Person or a Wholly Owned Subsidiary thereof that is a Restricted Subsidiary and (b) the Net Income of any Person that is an Unrestricted Subsidiary shall be included only to the extent of the amount of cash dividends or cash distributions paid to the referent Person or a Restricted Subsidiary thereof.

         "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company or, NFC Castings ACP Holding who
(i) was a member of such Board of Directors on the date of this Indenture, (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (iii) was selected by MacKay Shields LLC, Citicorp Mezzanine III, L.P. or the Trust Company of the West.

         "Covenant Defeasance" shall have the meaning specified in Section 8.3.

         "Credit Agreement" means the Credit Agreement, dated the date hereof, among the Company, certain of the Subsidiary Guarantors party thereto, the lenders from time to time party to such agreement, Fleet Capital Corporation, as Agent and Fleet Securities, Inc., as Arranger, including any related notes, collateral documents, letters of credit and documentation and guarantees and any appendices, exhibits or schedules to any of the foregoing, as well as any and all of such agreements (and any other agreements that refinance any and all such agreements in accordance with the provisions of Section 4.11(viii) hereof), as may be amended, restated, modified or supplemented from time to time, or renewed, refunded, refinanced, restructured, replaced, repaid or extended from time to time (including increases in principal amount) in accordance with the provisions of Section 4.11(viii) hereof, whether with the original agents and lenders or with other agents or lenders.

         "Credit Agreement Refinancing Indebtedness" means Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness incurred pursuant to the Credit Agreement.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Restricted Subsidiaries in the ordinary course of business against fluctuation in the values of the currencies of the countries (other than the United States) in which the Company or its Restricted Subsidiaries conduct business each, as may be amended, supplemented or otherwise modified from time to time.

         "Default" means any event or condition that is, or with the passage of time or the giving of notice, or both, would be, an Event of Default.

         "Defaulted Interest" shall have the meaning specified in Section 2.12.

         "Definitive Notes" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.1 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note legend.

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in Section 2.3 as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

         "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable or is convertible or exchangeable for Indebtedness at the option of the holder thereof, in whole or in part, on or prior to 90 days after the Stated Maturity of the Notes provided that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Disqualified Stock if (i) the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions in favor of Holders of Notes set forth under Section 4.20 and Section 4.21, as the case may be, (ii) such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Section 4.20 and Section 4.21 and (iii) such Capital Stock is redeemable within 90 days of the "asset sale" or "change of control" events applicable to such Capital Stock.

         "Domestic Restricted Subsidiary" means any Restricted Subsidiary other than (a) a Foreign Restricted Subsidiary or (b) a Subsidiary of a Foreign Restricted Subsidiary.

         "DTC" shall have the meaning specified in Section 2.3.

         "EBITDA" means, for any period, an amount equal to, for the Company and its consolidated Restricted Subsidiaries:

         (a) the sum of Consolidated Net Income for such period, plus the following to the extent reducing Consolidated Net Income for such period:

         (1) the provision for taxes based on income or profits or utilized in computing net loss,

         (2) Consolidated Interest Expense,

         (3) depreciation,

         (4) amortization of intangibles, and

         (5) any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of, or reserve for, cash expenditures in any future period), minus

         (b) all non-cash items increasing Consolidated Net Income for such period (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period).

Notwithstanding the foregoing clause (a), the provision for taxes and the depreciation, amortization and non-cash items of a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Event of Default" shall have the meaning specified in Section 6.1.

         "Excess Proceeds" shall have the meaning specified in Section 4.20.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         "Fair Market Value" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction; provided, that, the Fair Market Value of any such asset or assets shall be determined by the Board of Directors of the Company, acting in good faith and by unanimous resolution, and which determination shall be evidenced by an Officers' Certificate delivered to the Trustee.

         "Foreign Restricted Subsidiary" means any Restricted Subsidiary which is not organized under the laws of the United States of America or any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect in the United States on the date of this Indenture.

         "Global Note" means a Note substantially in the form of the Note attached hereto as Exhibit A that contains a global note legend.

         "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness, as may be amended, supplemented or otherwise modified from time to time.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) Interest Rate Agreements, (ii) Currency Agreements and (iii) Commodity Agreements.

         "Holder" or "Noteholder" means the person in whose name a Note is registered on the Registrar's books.

         "Inactive Subsidiaries" means Cast Alloys, Inc., Belcher Corporation, Peerless Corporation and Dalton Corporation, Ashland Manufacturing Facility.

         "Indebtedness" means, with respect to any Person, without duplication, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee of any Indebtedness of such Person or any other Person.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "Initial Notes" means $100.0 million aggregate principal amount of Notes issued under this Indenture on the date hereof.

         "Intercompany Indebtedness" shall have the meaning specified in Section 4.11.

         "Interest Payment Date" means the stated due date of an installment of interest on the Notes.

         "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement entered into by the Company or any of its Restricted Subsidiaries designed to protect the Company or any of its Restricted Subsidiaries in the ordinary course of business against fluctuations in interest rates each, as may be amended, supplemented or otherwise modified from time to time.

         "Inventory" means, with respect to the Company and its Restricted Subsidiaries, the consolidated inventory of the Company, determined at the lower of cost or market in accordance with GAAP.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "Issue Date" means the date of first issuance of the Notes under this Indenture.

         "Legal Defeasance" shall have the meaning specified in Section 8.2.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.)

         "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any sale of assets (including, without limitation, dispositions pursuant to sale/leaseback transactions) or (b) the disposition of any securities or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries, and (ii) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

         "Net Proceeds" means the aggregate amount of consideration received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale in the form of cash or Cash Equivalents (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets (including Equity Interests) the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets.

         "New Credit Facility" means the credit facilities provided under the Credit Agreement.

         "NFC Castings" means NFC Castings, Inc., a Delaware corporation.


         "Non-Core Fixed Assets" shall have the meaning specified in the Credit Agreement as in effect on the date hereof.

         "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as guarantor or otherwise), or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Notes" shall have the meaning specified in the second paragraph of this Indenture.

         "Notice of Default" shall have the meaning specified in Section 6.1(d).

         "Obligations" means with respect to any Indebtedness, the principal of premium, if any, and interest on (such interest on such Indebtedness, wherever referred to in this Indenture, is deemed to include interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in any document evidencing such Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law) and other amounts, including, but not limited to, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under any document governing any Indebtedness.

         "Officer" means, with respect to the Company, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of the Company.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by (i) the Chief Executive Officer or President and (ii) the Chief Financial Officer or chief accounting officer of such Person.

         "Opinion of Counsel" means a written opinion from legal counsel which complies with the requirements of Sections 14.4 and 14.5.

         "Original Issue Date" of any Note (or portion thereof) means the earlier of (a) the date of such Note or (b) the date of any Note (or portion thereof) for which such Note was issued (directly or indirectly) on registration of transfer, exchange or substitution.

         "Paying Agent" shall have the meaning specified in Section 2.3.

         "Payment Blockage Period" shall have the meaning specified in Section 11.3.

         "Payment Default" shall have the meaning specified in Section 6.1(e).

         "Permitted Holders" means each of MacKay Shields LLC, Citicorp Mezzanine III, L.P., Metropolitan Life Insurance Company, Exis Differential Holdings, Ltd., TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB LLC, TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P., AIMCO CDO, Series 2000-A, TCW High Income Partners, Ltd. and TCW High Income Partners II, Ltd. and its Related Persons and Affiliates.

         "Permitted Investments" means (i) any Investment in the Company or in a Restricted Subsidiary; (ii) any Investment in Cash Equivalents; (iii) Investments by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (a) such Person becomes a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary; (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made in compliance with Section 4.20; (v) any Investment solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; and (vi) any Investments received in compromise of obligations of such persons incurred in the ordinary course of trade creditors or customers that were incurred in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; and (vii) Investments existing on the date hereof.

         "Permitted Liens" means (i) Liens in favor of the Company or a Restricted Subsidiary; (ii) Liens securing Senior Indebtedness of the Company or a Restricted Subsidiary that was permitted to be incurred pursuant to this Indenture at the time incurred; (iii) Liens on property of a Person existing at the time such Person is merged into, consolidated with or otherwise acquired by the Company or any Restricted Subsidiary of the Company, provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Restricted Subsidiary; (iv) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company; provided that such Liens were not created in contemplation of such acquisition and do not extend to any other assets of the Company or any Restricted Subsidiary of the Company; (v) Liens on the property of the Company or any Restricted Subsidiary Incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature and incurred in a manner consistent with industry practice, in each case which are not Incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in the aggregate impair in any material respect the use of property in the operation of the business of the Company and the Restricted Subsidiaries taken as a whole;
(vi) Liens existing on the date of this Indenture; (vii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (viii) Liens arising in the ordinary course of business with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings if a reserve or other appropriate provisions, if any, shall be required by GAAP shall have been made therefor; (ix) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property or minor irregularities of title incident thereto that do not, in the aggregate, materially detract from the value of the property or the assets of the Company or any Restricted Subsidiary or impair the use of such property in the operation of the Company's or any Restricted Subsidiary's business; (x) judgment Liens to the extent that such judgments do not cause or constitute an Event of Default; (xi) Liens to secure the payment of all or a part of the purchase price of property or assets acquired or constructed in the ordinary course of business on or after the date of this Indenture, provided that (a) such property or assets are used in the same or a similar line of business as the Company or the applicable Restricted Subsidiary was engaged in on the date of this Indenture, (b) at the time of incurrence of any such Lien, the aggregate principal amount of the obligations secured by such Lien shall not exceed the cost of the assets or property (or portions thereof) so acquired or constructed, (c) each such Lien shall encumber only the assets or property (or portions thereof) so acquired or constructed and shall attach to such property within 120 days of the purchase or construction thereof and (d) any Indebtedness secured by such Lien shall have been permitted to be incurred under Section 4.11; (xii) precautionary filings of any financial statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction made in connection with Capital Lease Obligations permitted to be incurred under Section 4.11; (xiii) liens incurred in the ordinary course of business securing assets having a fair market value not in excess of $500,000 in the aggregate; (xiv) Liens to secure permitted Refinancing Indebtedness incurred to refinance existing Indebtedness or permitted Refinancing Indebtedness which is secured by Liens permitted by this clause
(xiv); provided, that such Liens do not extend to any categories of assets other than the categories of assets securing existing Indebtedness as of the date of this Indenture; (xv) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof; (xvi) Liens incurred in the ordinary course of business in connection with (a) worker's compensation, social security, unemployment insurance and other like laws or (b) sales contracts, leases, statutory obligations, work in progress advances and other similar obligations not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;
(xvii) Liens in favor of customs and revenues authorities which secure payment of customs duties in connection with the importation of inventory; (xviii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (xix) Liens consisting of rights of set-off of a customary nature or banker's liens on amounts on deposit in accounts, whether arising by contract or operation of law, incurred in the ordinary course of business; and (xx) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries.

         "Permitted Refinancing" shall have the meaning specified in Section
4.11.

         "Person" or "person" means an individual, limited or general partnership, corporation, limited liability company, association, unincorporated organization, trust, joint stock company or joint venture, or a government or any agency or political subdivision thereof.

         "principal" of any Indebtedness means the principal of such Indebtedness plus, without duplication, any applicable premium, if any, on such Indebtedness.

         "property" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase Money Obligations" of any Person means any obligations of such Person or any of its Restricted Subsidiaries to any seller or any other Person incurred or assumed in connection with the purchase of real or personal property or in the Capital Stock of a Person owning such real or personal property to be used in the business of such Person or any of its subsidiaries within 180 days of such incurrence or assumption.

         "Qualified Stock" means any Capital Stock of the Company that is not Disqualified Stock.

         "Receivables" means the consolidated trade receivables of the Company, net of allowance for doubtful accounts, as determined in accordance with GAAP.

         "Record Date" means a Record Date specified in the Notes whether or not such Record Date is a Business Day.

         "Redemption Date" means, when used with respect to any Note to be redeemed, the date fixed for such redemption pursuant to Article III of this Indenture and Paragraph 5 in the form of Note.

         "Redemption Price" means, when used with respect to any Note to be redeemed, the redemption price for such redemption pursuant to Paragraph 5 in the form of Note, which shall include, without duplication, in each case, accrued and unpaid interest, if any, to and including the Redemption Date.

         "Refinancing Indebtedness" shall have the meaning specified in Section 4.11.

         "Registrar" shall have the meaning specified in Section 2.3.

         "Related Business" means any business which is the same as or related, ancillary or complementary to any of the businesses of the Company and its Restricted Subsidiaries on the date hereof.

         "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interests in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

         "Representative" means, any trustee, agent or representative (if any) for an issue of Senior Indebtedness of the Company. For purposes of Article XI hereof, the "Representative" of Senior Indebtedness shall be deemed to be solely the agent or similar designee under the Credit Agreement until such time as no Credit Agreement remains in existence; thereafter, the "Representative" shall be deemed to be solely the trustee, agent or similar designee under the Senior Secured Note Indenture.

         "Repurchase Date" shall have the meaning specified in Section 4.20.

         "Repurchase Offer Period" shall have the meaning specified in Section 4.20.

         "Repurchase Price" shall have the meaning specified in Section 4.20.

         "Restricted Investment" means an Investment other than a Permitted Investment. With respect to Unrestricted Subsidiaries or Restricted Subsidiaries, the amount of Restricted Investments shall be calculated as the greater of (i) the book value of assets contributed by the Company or a Restricted Subsidiary or (ii) the Fair Market Value of the assets contributed by the Company or a Restricted Subsidiary (as certified by a resolution of independent directors of the Company.

         "Restricted Payment" shall have the meaning specified in Section 4.12.

         "Restricted Subsidiary" means (i) any Subsidiary of the Company (other than a Subsidiary that is also a Subsidiary of an Unrestricted Subsidiary) organized or acquired after the date of this Indenture, unless such Subsidiary shall have been designated as an Unrestricted Subsidiary by resolution of the Board of Directors as provided in and in compliance with the definition of "Unrestricted Subsidiary" and (ii) any Unrestricted Subsidiary which is designated as a Restricted Subsidiary by the Board of Directors of the Company; provided that immediately after giving effect to the designation referred to in clause (ii), no Default or Event of Default shall have occurred and be continuing and the Company could incur at least $1.00 of additional Indebtedness under Section 4.11. The Company shall evidence any such designation to the Trustee by promptly filing with the Trustee an Officers' Certificate certifying that such designation has been made and stating that such designation complies with the requirements of the immediately preceding sentence.

         "Revolver" means the revolving credit facility extended to the Company as part of the New Credit Facility under the Credit Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Senior Indebtedness" means, with respect to the Company and its Restricted Subsidiaries, the Obligations of the Company and its Restricted Subsidiaries under (i) the Credit Agreement, and (ii) the Senior Secured Notes Indenture and the Senior Secured Notes.

         "Senior Secured Notes" means the Company's 11% Senior Secured Notes due 2010, issued pursuant to the Senior Secured Notes Indenture, and any securities issued in exchange or in substitution therefor.

         "Senior Secured Notes Change of Control Offer" means an offer to purchase Senior Secured Notes upon a Change of Control pursuant to the provisions of the Senior Secured Notes Indenture.

         "Senior Secured Notes Indenture" means the Indenture, dated the date hereof, among the Company the Subsidiary Guarantors parties thereto and The Bank of New York, as trustee, relating to the Senior Secured Notes, as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

         "Special Record Date" for payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

         "Stated Maturity," when used with respect to any Note, means September 30, 2013.

         "Subordinated Obligations" means, with respect to the Company and its Restricted Subsidiaries, the Obligations of the Company and its Restricted Subsidiaries under the Indenture, the Notes and all related agreements, instruments and documents.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Persons or one or more Subsidiaries of such Person or any combination thereof.

         "Subsidiary Guarantee" means a guarantee on the terms set forth in this Indenture by a Subsidiary Guarantor of the Company's obligations with respect to the Notes.

         "Subsidiary Guarantor" means each Domestic Restricted Subsidiary and any other Person that becomes a Subsidiary Guarantor pursuant to the provisions of Section 4.18 hereof or who otherwise exercises and delivers supplemental indenture to the Trustee providing for a Subsidiary Guarantee.

         "Term Loan" means the term loan made to the Company and certain of the Restricted Subsidiaries as part of the New Credit Facility under the Credit Agreement.

         "TIA" means the Trust Indenture Act of 1939, as amended and in effect on the date of the execution of this Indenture unless otherwise specified herein.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

         "Trust Officer" means any officer within the corporate trust division (or any successor group) of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by the Persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Unrestricted Subsidiary" means, until such time as any of the following shall be designated as a Restricted Subsidiary of the Company by the Board of Directors of the Company as provided in and in compliance with the definition of "Restricted Subsidiary," (i) any Subsidiary of the Company or of a Restricted Subsidiary of the Company organized or acquired after the date of this Indenture that is designated concurrently with its organization or acquisition as an Unrestricted Subsidiary by resolution of the Board of Directors of the Company, (ii) any Subsidiary of any Unrestricted Subsidiary and
(iii) any Restricted Subsidiary of the Company that is designated as an Unrestricted Subsidiary by resolution of the Board of Directors of the Company, provided that (a) immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing, (b) any such designation shall be deemed, at the election of the Company at the time of such designation, to be either (but not both) (x) the making of a Restricted Payment at the time of such designation in an amount equal to the Investment in such Subsidiary subject to the restrictions contained in Section 4.12 or (y) the making of an Asset Sale at the time of such designation in an amount equal to the Investment in such Subsidiary subject to the restrictions contained in
Section 4.20, and (c) such Subsidiary or any of its Subsidiaries does not own any Capital Stock or Indebtedness of, or own or hold any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated. A Person may be designated as an Unrestricted Subsidiary only if and for so long as such Person (i) has no Indebtedness other than Non- Recourse Debt; (ii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to make any payment to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and
(iii) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries. The Company shall evidence any designation pursuant to clause (i) or (iii) of the first sentence hereof to the Trustee by filing with the Trustee within 45 days of such designation an Officers' Certificate certifying that such designation has been made and, in the case of clause (iii) of the first sentence hereof, the related election of the Company in respect thereof.

         "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, general partners or trustees of any Person (irrespective of whether or not, at the time, Capital Stock of any other class or classes shall have, or might have, voting power by reasons of the happening of any contingency) or, with respect to a partnership (whether general or limited), any general partner interest in such partnership.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall be at the time be beneficially owned by such Person either directly or indirectly through Wholly Owned Subsidiaries.

         SECTION  1.2 INCORPORATION BY REFERENCE OF TIA.

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         (1) "indenture securities" means the Notes.

         (2) "indenture security holder" means a Holder or a Noteholder.

         (3) "indenture to be qualified" means this Indenture.

         (4) "indenture trustee" or "institutional trustee" means the Trustee.

         (5) "obligor" on the indenture securities means the Company and any other obligor on the Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them thereby.

         SECTION  1.3 RULES OF CONSTRUCTION.


                  Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) words in the singular include the plural, and words in the plural include the singular;

         (5) provisions apply to successive events and transactions;

         (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (7)references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise; and

         (8) terms defined in this Article include the plural as well as the singular.

                                   ARTICLE II

                                    THE NOTES

         SECTION  2.1 FORM AND DATING.


         The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage in addition to those set forth in Exhibit A hereto. The Company shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. To the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (a) Global Notes. Subject to the right of holders to take Definitive Notes, the Notes issued hereunder shall be evidenced by a Global Note, deposited with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         The Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interests therein in accordance with the terms of this Indenture. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the principal amount of outstanding Notes represented thereby shall be made by the Trustee or Note Custodian, at the election of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.6 hereof.

         Except as set forth in Section 2.6 hereof, the Global Note may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

         (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with
Section 2.2, authenticate and deliver the Global Note, which (i) shall be registered in the name of the Depositary or the nominee of the Depositary and
(ii) shall be delivered by the Trustee to the Depositary pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

         Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

         (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A attached hereto registered in the name of the Holder thereof, substantially in the form of Exhibit A hereto except that such Notes shall not bear the Global Note legend referred to in footnote 1 thereto.

         SECTION  2.2 EXECUTION AND AUTHENTICATION.


         Two Officers shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Notes and may be in facsimile form.

         If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated pursuant to the terms of this Indenture.

         The Trustee shall, upon written order of the Company signed by two Officers, authenticate Notes for original issue in the aggregate principal amount of up to $100,000,000 in one or more series. The aggregate principal amount of Notes outstanding at any time may not exceed $100,000,000 except as provided in Section 2.8. As of the date of this Indenture, there shall be issued, authenticated and outstanding not more than $100,000,000 aggregate principal amount of Notes. The written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Affiliate of the Company, or any of their respective Subsidiaries.

         SECTION  2.3 REGISTRAR AND PAYING AGENT.


         The Company shall maintain an office or agency, where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes (including principal and interest thereon) and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Registrar" includes any co-Registrars and the term "Paying Agent" includes any additional Paying Agent. The Company or any of its Restricted Subsidiaries may act as Paying Agent or Registrar.

         The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be duly compensated therefor in accordance with the Trustee's customary fees for providing such service.

         The Company may change any Paying Agent or Registrar without notice to any Holder. The Company hereby initially appoints the Trustee as Registrar and Paying Agent, and the Trustee hereby initially agrees so to act.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to any Global Notes.

                  The Company initially appoints the Trustee to act as Note Custodian with respect to any Global Notes.

         SECTION  2.4 PAYING AGENT TO HOLD ASSETS IN TRUST.


         The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders and the Trustee all assets held by the Paying Agent for the payment of principal, premium and interest with respect to the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and shall notify the Trustee in writing of any Default in making any such payment. If either of the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders and the Trustee. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed, and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for such assets.

         SECTION 2.5 NOTEHOLDER LISTS.


         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders (which list may be conclusively relied upon by the Trustee) and the Company shall otherwise comply with Section 312(a) of the TIA.

         SECTION 2.6 TRANSFER AND EXCHANGE.


         (a) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor. Notwithstanding any other provision in this Indenture, no Global Note may be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary for such Global Note or any nominee thereof, and no such transfer may be registered, unless (i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company delivers to the Trustee an Officers' Certificate stating that such Global Note shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, or (iii) upon the request of a Holder if there shall have occurred and be continuing an Event of Default with respect to the Notes evidenced by such Global Note. Notwithstanding any other provision in this Indenture, a Global Note to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Notes registered only in the name or names of, such Person or Persons as the Depositary for such Global Note shall have directed, and no transfer thereof other than such a transfer may be registered. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note to which the restriction set forth in the first sentence of this paragraph shall apply, whether pursuant to this Section 2.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note.

                  (ii) When a Global Note is presented to the Registrar with a request (1) to register the transfer of the Global Note or (2) to exchange such Global Note for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange of its requirements for such transactions are met; provided, however, that any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request, subject to such rules as the Trustee may reasonably require.

         (b) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request to register the transfer of such Definitive Notes, or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested only if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes presented and surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the older thereof or his attorney duly authorized in writing.

         (c) Transfer of a Definitive Note for a Beneficial Interest in the Global Note. A Definitive Note may be exchanged for a beneficial interest in the Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Trustee and the Company, together with written instructions directing the Trustee to make an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note.

         (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Note. A beneficial interest in the Global Note may be exchanged for a Definitive Note only under the circumstances described in Section 2.6(g) and upon receipt by the Trustee of written transfer instructions (or such other form of instructions as is customary for the Depositary) from the Depositary (or its nominee) on behalf of any Person having a beneficial interest in a Global Note that such Note is being transferred, in which case the Trustee shall, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, cause the aggregate principal amount of the Global Note to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee a Definitive Note in the appropriate principal amount. Definitive Notes issued in exchange for a beneficial interest in a Global Note pursuant to subsection (a) this Section 2.6 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the persons in whose names such Notes are so registered.

         (e) Cancellation and/or Adjustment of the Global Note. At such time as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or canceled, the Global Note shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly, and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

         (f) General Provisions Relating to Transfers and Exchanges.


                  (i) To permit registrations of transfers and exchanges effected in accordance with this Indenture, the Company shall execute and the Trustee shall authenticate the Global Note and any Definitive Notes at the Registrar's request. The Global Note and any Definitive Notes issued upon any registration of transfer or exchange of beneficial interests in the Global Note or the Definitive Notes shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Note surrendered upon such registration of transfer or exchange.

                  (ii) Neither the Company nor the Registrar shall be required to (a) issue, register the transfer of or exchange Notes during a period beginning at the opening of business on a Business Day 15 days before the day of mailing of any notice of redemption of Notes under
         Section 3.3 hereof and ending at the close of business on the day of such mailing or (b) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iii) No service fee shall be charged to any Holder of a Note for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.7, 4.20, 4.21 or 9.5 hereof, which shall be paid by the Company).

                  (iv) Prior to due presentment to the Trustee for registration of the transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (v) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.2 hereof.

                  (vi) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile.

                  (vii) The Trustee is hereby authorized to enter into a letter of representation with the Depositary in the form provided by the Company and to act in accordance with such letter.

         (g) Legends.


         The following legend shall appear on the face of all Global Notes issued under this Indenture:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF SUCH SECURITY ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(D) AS PERMITTED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE OF THE UNITED

STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (F) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF US $250,000, FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES IN VIOLATION OF THE SECURITIES ACT OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION PURSUANT TO CLAUSES (D), (E), (F) OR (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

                  THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO, OR IN SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE

HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         SECTION 2.7. REPLACEMENT NOTES.


         If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any agent from any loss which any of them may suffer if a Note is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion, may, instead of issuing a new Note, pay such Note, upon satisfaction of the conditions set forth in the preceding paragraph.

         Every new Note issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.8. OUTSTANDING NOTES.


         Notes outstanding at any time are all the Notes that have been authenticated by the Trustee (including any Note represented by a Global Note) except those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee hereunder and those described in this Section 2.8 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note, except as provided in Section 2.9.

         If a Note is replaced pursuant to Section 2.7 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.7.

         If on a Redemption Date the Paying Agent (other than the Company or an Affiliate of the Company) holds Cash or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date in accordance with Section 3.6 hereof and payment of the Notes called for redemption is not otherwise prohibited pursuant to Article XI hereof or otherwise, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

         SECTION 2.9. TREASURY NOTES.


         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, amendment, supplement, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Notes that a Trust Officer of the Trustee actually knows are so owned shall be disregarded. The Trustee may require an Officer's Certificate listing Notes owned by the Company, a subsidiary of the Company or an Affiliate of the Company.

         SECTION 2.10. TEMPORARY NOTES.


         Until definitive Notes are ready for delivery, the Company may prepare and, upon written order of the Company specifying the amount of temporary Notes and date on which the temporary Notes are to be authenticated, the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company reasonably and in good faith considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as permanent Notes authenticated and delivered hereunder.

         SECTION 2.11. CANCELLATION.


         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or an Affiliate of the Company), and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7, the Company may not issue new Notes to replace Notes that have been paid or delivered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.11, except as expressly permitted in the form of Notes and as permitted by this Indenture.

         SECTION 2.12. DEFAULTED INTEREST.


         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus, to the extent lawful, interest payable on the defaulted interest at the same rate per annum borne by the Notes (collectively, herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such Cash when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.12, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         SECTION 2.13. PERSONS DEEMED OWNERS.


         The Company, the Trustee, any Paying Agent and any authenticating agent may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of, premium, if any, or interest on such Note and for all other purposes. None of the Company, the Trustee, any Paying Agent or any authenticating agent shall be affected by any notice to the contrary.

         SECTION 2.14. ISSUANCE OF ADDITIONAL NOTES .


         The Company shall be entitled, subject to its compliance with Section
4.11 hereof, to issue Additional Notes under this Indenture which shall have identical terms as the Initial Notes issued on the date hereof, other than with respect to the date of issuance, and issue price. The Initial Notes issued on the date hereof and any Additional Notes shall be treated as a single class for all purposes under this Indenture, including without limitation, directions, waivers, consents, redemptions and Offers to Purchase.

         With respect to any Additional Notes, the Company shall set forth in a Board Resolution and an Officers' Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

         (a) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture;

         (b) the issue price, the issue date and the CUSIP and/or ISIN number of such Additional Notes; and

         (c) whether such Additional Notes shall be subject to the restrictions on transfer set forth in Section 2.6 hereof relating to Restricted Global Notes and Restricted Definitive Notes.

         SECTION 2.15. CUSIP NUMBERS.

         The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                  ARTICLE III

                                   REDEMPTION

         SECTION 3.1. RIGHT OF REDEMPTION.


         Redemption of Notes, as permitted by any provision of this Indenture, shall be made in accordance with Paragraph 5 of the Notes and this Article III.

                  SECTION 3.2. NOTICES TO TRUSTEE.


         If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.8 hereof and Paragraph 5 of the Notes, it shall notify the Trustee in an Officer's Certificate of the Redemption Date, the Redemption Price, the principal amount of Notes to be redeemed and stating that the redemption will comply with the conditions contained herein and whether it wants the Trustee to give notice of redemption to the Holders.

         If the Company elects to reduce the principal amount of Notes to be redeemed pursuant to Section 3.8 hereof and Paragraph 5 of the Notes by crediting against any such redemption Notes it has not previously delivered to the Trustee for cancellation, it shall so notify the Trustee of the amount of the reduction and deliver such Notes with such notice.

         The Company shall give each notice to the Trustee provided for in this
Section 3.2 at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

         SECTION 3.3. SELECTION OF NOTES TO BE REDEEMED.


         If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed in such manner as complies with any applicable depositary, legal and national securities exchange or automated quotation system if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall determine to be fair and appropriate, provided that no Notes of $1,000 principal amount or less shall be redeemed in part.

         The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

         SECTION 3.4. NOTICE OF REDEMPTION.


         At least 30 days but not more than 60 days before a Redemption Date, the Company shall send a notice of redemption, by first class mail, to the Trustee and to each Holder whose Notes are to be redeemed. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Notes to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price, including the amount of accrued and unpaid interest, if any, to be paid upon such redemption;

                  (3) the name, address and telephone number of the Paying
         Agent;

                  (4) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                  (5) that, unless (a) the Company defaults in its obligation to deposit Cash with the Paying Agent in accordance with Section 3.6 hereof or (b) such redemption payment is prohibited pursuant to this Indenture or otherwise, Notes called for redemption cease to accrue interest on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price, including accrued and unpaid interest thereon to, but excluding, the Redemption Date, upon surrender to the Paying Agent of the Notes called for redemption and to be redeemed;

                  (6) if any Note is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Note to be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (7) if less than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

                  (8) the CUSIP number of the Notes to be redeemed; and

                  (9) that the notice is being sent pursuant to this Section 3.4 and pursuant to the redemption provisions of Paragraph 5 of the Notes.

         SECTION 3.5. EFFECT OF NOTICE OF REDEMPTION.


         Once notice of redemption is mailed in accordance with Section 3.4, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest, if any, to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the Redemption Price, including accrued and unpaid interest, if any, to, but excluding, the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the corresponding Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant Record Date; and provided, further, that if a Redemption Date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

         SECTION 3.6. DEPOSIT OF REDEMPTION PRICE.


         On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (other than the Company or an Affiliate of the Company) Cash sufficient to pay the Redemption Price of, including accrued and unpaid interest on all Notes to be redeemed on such Redemption Date (other than Notes or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any Cash so deposited which is not required for that purpose upon the written request of the Company.

         If the Company complies with the preceding paragraph and the other provisions of this Article III and payment of the Notes called for redemption is not prohibited under this Indenture or otherwise, interest on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment. Notwithstanding anything herein to the contrary, if any Note surrendered for redemption in the manner provided in the Notes shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Note.

         SECTION 3.7. NOTES REDEEMED IN PART.


         Upon surrender of a Note that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, without service charge to the Holder, a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

         SECTION 3.8. OPTIONAL REDEMPTION.


         The Notes may be redeemed in whole or from time to time in part at any time, at the option of the Company, at the Redemption Prices (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, plus any accrued but unpaid interest to, but excluding, the Redemption Date.

If redeemed during
the 12-month period
beginning September 30,                                 Redemption Price
-----------------------                                 ----------------
2003................................................            103%
2004................................................            102%
2005................................................            101%
2006 and thereafter.................................            100%


         SECTION 3.9. MANDATORY REDEMPTION.


         Except as set forth under Sections 4.20 and 4.21 hereof, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. PAYMENT OF NOTES.


         The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes. An installment of principal of, or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on or before 10:00 a.m. New York City time on that date, Cash deposited and designated for and sufficient to pay the installment.

         The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Notes compounded semi-annually, to the extent lawful.

         SECTION 4.2. MAINTENANCE OF OFFICE OR AGENCY.


         The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the corporate trust office of the Trustee as such office.

         SECTION 4.3. CORPORATE EXISTENCE.


         Subject to Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if (a) the Company shall, in good faith, reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of such entity and (b) the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 4.4. PAYMENT OF TAXES AND OTHER CLAIMS.


         Except with respect to immaterial items, the Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or any of their respective properties and assets and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company or any of its Subsidiaries; provided, however, that neither the Company nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

         SECTION 4.5. MAINTENANCE OF PROPERTIES AND INSURANCE.


         The Company shall cause all material properties used or useful to the conduct of its business and the business of each of its Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its reasonable good faith judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section
4.5 shall prevent the Company or any Subsidiary from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is (a) in the judgment of the Company, desirable in the conduct of the business of such entity and (b) not disadvantageous in any material respect to the Holders.

         The Company shall provide, or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith judgment of the Company is adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with (except for self-insurance) reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith judgment of the Company and adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner for entities similarly situated in their industry, unless failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company or such Subsidiary.

         SECTION 4.6. COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.


         (a) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officers' Certificate complying with Section 314(a)(4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signor does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

         (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default, Event of Default or fact which would prohibit the making of any payment to or by the Trustee in respect of the Notes, an Officers' Certificate specifying such Default, Event of Default or fact and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default, any Event of Default or any such fact unless one of its Trust Officers receives notice thereof from the Company or any of the Holders.

         SECTION 4.7. REPORTS.


         Whether or not the Company is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall deliver to the Trustee and to each Holder and to prospective purchasers of Notes identified to the Company, within 15 days after it is or would have been required to file such with the Commission, annual and quarterly consolidated financial statements substantially equivalent to financial statements that would have been included in reports filed with the Commission if the Company was subject to the requirements of Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the Commission and, in each case, together with a management's discussion and analysis of financial condition and results of operations which would be so required. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 4.8. LIMITATION ON STATUS AS INVESTMENT COMPANY.


         Neither the Company nor any of its Subsidiaries shall become an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or otherwise become subject to regulation under the Investment Company Act.

         SECTION 4.9. WAIVER OF STAY, EXTENSION OR USURY LAWS.


         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium of, interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 4.10. [RESERVED].


         SECTION 4.11. LIMITATION ON THE INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF DISQUALIFIED STOCK.


         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to (collectively, "incur" and, correlatively, "incurred" and "incurrence") any Indebtedness (including, without limitation, Acquired Debt), and the Company shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any preferred stock; provided, however, that the Company and its Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) if after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, the Consolidated Coverage Ratio of the Company and its Restricted Subsidiaries (on a consolidated basis) would not exceed 2.00 to 1.00.

         The foregoing limitations shall not apply to:

                  (i) Indebtedness incurred by the Company and its Restricted Subsidiaries under the Credit Agreement in an aggregate principal amount at the time incurred equal to the greater of (i) $102 million and (ii) the Borrowing Base Amount;

                  (ii) Indebtedness represented by the Senior Secured Notes;

                  (iii) additional Indebtedness incurred by the Company in respect of Capital Lease Obligations or Purchase Money Obligations in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

                  (iv) Indebtedness represented by the Notes and this Indenture;

                  (v) Hedging Obligations incurred by the Company pursuant to agreements or other arrangements designed to protect the Company against fluctuations in interest rates and/or currency exchange rate resulting from its borrowings under the Credit Agreement;

                  (vi) additional unsecured Indebtedness which is subordinate in right of payment to the Notes, not to exceed $5,000,000 at any time outstanding;

                  (vii) Indebtedness of the Company to any of its Wholly Owned Subsidiaries that is a Restricted Subsidiary, and Indebtedness of any Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary to the Company or any of its Wholly Owned Subsidiaries that is a Restricted Subsidiary (the Indebtedness incurred pursuant to this clause (vii) being hereinafter referred to as "Intercompany Indebtedness"); provided that in the case of Intercompany

         Indebtedness of the Company (other than Intercompany Indebtedness pursuant to the Credit Agreement) such obligations shall be unsecured and subordinated in all respects to the Company's obligations pursuant to the Notes; provided, further, that an incurrence of Indebtedness shall be deemed to have occurred upon (a) any sale or other disposition of Intercompany Indebtedness to a Person other than the Company or any of its Restricted Subsidiaries, (b) any sale or other disposition of Equity Interests of any Restricted Subsidiary of the Company which holds Intercompany Indebtedness such that such Restricted Subsidiary ceases to be a Restricted Subsidiary after such sale or other disposition or (c) designation of a Restricted Subsidiary as an Unrestricted Subsidiary;

                  (viii) the incurrence by the Company of Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness incurred pursuant to the Leverage Ratio test set forth in the first paragraph of this covenant or pursuant to clauses (i), (ii) or (iv) of this covenant in whole or in part (the "Refinancing Indebtedness"); provided, however, that (A)
         (i) the aggregate principal amount of any Refinancing Indebtedness (other than a Credit Agreement Refinancing Indebtedness) shall not exceed the aggregate principal amount of Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded and (ii) the aggregate principal amount of any Credit Agreement Refinancing Indebtedness may exceed the aggregate principal amount of Indebtedness incurred under the Credit Agreement so extended, refinanced, renewed, replaced, defeased or refunded only to the extent permitted under
         Section 4.11(i) hereof; (B) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (C) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is pari passu with or subordinated in right of payment to the Notes, the Refinancing Indebtedness shall be pari passu with or subordinated, as the case may be, in right of payment to the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded (any such extension, refinancing, renewal, replacement, defeasance or refunding being referred to as a "Permitted Refinancing");

                  (ix) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities, or obligations in respect of purchase price adjustments, in connection with the acquisition or disposition of any business, assets or Subsidiary of the Company permitted under this Indenture;

                  (x) Indebtedness of the Company or a Restricted Subsidiary owed to any Person in connection with liability insurance provided by such Person to the Company or such Restricted Subsidiary, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

                  (xi) Guarantees of Indebtedness permitted to be incurred under this Indenture;

                  (xii) Indebtedness in respect of performance bonds; and

                  (xiii) Indebtedness not included in paragraphs (i) through
         (xii) above which does not exceed at any time, in the aggregate, $2,000,000.

         SECTION 4.12. LIMITATION ON RESTRICTED PAYMENTS.


         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (i) declare or pay any dividend or make any distribution on account of Equity Interests, other than

                           (A) dividends or distributions payable in Equity
                  Interests (other than Disqualified Stock) of the Company; or

                           (B) dividends or distributions payable to the Company
                  or a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary;

                  (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company (other than any such Equity Interests owned by the Company or a Wholly Owned Subsidiary of the Company that is a Restricted Subsidiary);

                  (iii) purchase, redeem, repay, defease or otherwise acquire or retire for value any Indebtedness that is subordinated in right of payment to the Notes except for regularly scheduled payments of interest when due or payment of principal at maturity thereof;

                  (iv) make any Investment (other than a Permitted Investment);

         (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments");

         unless, at the time of and after giving effect to such Restricted
         Payment:

                            (A) no Default or Event of Default shall have
              occurred and be continuing or would occur as a consequence thereof;

                            (B) the Company would, at the time of such
              Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Coverage Ratio test set forth in
              Section 4.11; and

                            (C) such Restricted Payment (the amount of any such
              payment, if other than cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution in an Officers' Certificate delivered to the Trustee), together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (including Restricted Payments permitted by the next succeeding paragraph, except as set forth therein), shall not exceed the sum of (w) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) commencing on the first day of the Company's first fiscal quarter beginning after the initial issuance of the Notes and ending on the last day of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, 100% of such deficit as a negative number), plus (x) 100% of the aggregate net cash proceeds received by the Company from the issuance or sale since the date of initial issuance of the Notes of Equity Interests of the Company or of debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (y) the aggregate cash received by the Company as capital contributions to the Company after the date of initial issuance of the Notes (other than from a Subsidiary), plus (z) any cash received by the Company after the date of initial issuance of the Notes as a dividend or distribution from any of its Unrestricted Subsidiaries or from the sale of any of its Unrestricted Subsidiaries less the cost of disposition and taxes, if any (but in each case excluding any such amounts included in Consolidated Net Income).

         (b) The foregoing provisions shall not prohibit:

                  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

                  (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company, or the defeasance, redemption or repurchase of subordinated Indebtedness in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of Equity Interests of the Company (other than any Disqualified Stock) or out of the net proceeds of a substantially concurrent cash capital contribution received by the Company; provided that the amount of any such proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from Section 4.2(a)(C)(x);

                  (iii) the repayment, defeasance, redemption or repurchase of subordinated Indebtedness with the net proceeds from an incurrence of Refinancing Indebtedness in a Permitted Refinancing;

                  (iv) any Investment made with the proceeds of a substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Capital Stock of the Company (other than Disqualified Stock); provided, however, the proceeds of such sale shall not be (and have not been) included in Section 4.12(a)(C) hereof;

                  (v) other restricted payments of up to $5,000,000 in the aggregate;

                  (vi) the payment of a dividend or distribution by the Company and its Subsidiaries, directly or indirectly, to ACP Holding in an amount sufficient to permit ACP Holding to pay its consolidated, combined or unitary United States federal, state and local tax liabilities relating to the business of the Company and its Subsidiaries, provided that ACP Holding applies the amount of such dividend or distribution for such purpose at such time;

                  (vii) payments by the Company to NFC Castings or ACP Holding not to exceed an amount necessary to permit NFC Castings or ACP Holding to (A) make payments in respect to its indemnification obligations owing to directors, officers, or other Persons under NFC Castings' or ACP Holding's charter or by-laws or pursuant to written agreements with any such Person, (B) make payments in respect of its other operational expenses (other than taxes) incurred in the ordinary course of business, or (c) make payments in respect of indemnification obligations and costs and expenses incurred by ACP Holding in connection with any offering of common stock of ACP Holding; or

                  (viii) distributions by the Company and the Restricted Subsidiaries in amounts necessary to permit such Person to repurchase securities of such Person from employees of such Person upon the termination of their employment, so long as the aggregate cash amount of all such Distributions by all such Persons, measured at the time when made, does not exceed $250,000 in any fiscal year of the Company.

provided, further, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (i), (ii) - (iii), (v) and (viii) no Default or Event of Default shall have occurred and be continuing; provided, further, that the Restricted Payments described in clauses (vi) and (vii), shall not be counted in computing the aggregate amount of all Restricted Payments made pursuant to this Indenture.

         For purposes of the foregoing calculations, the amount of any Investment that constitutes a Restricted Payment shall be equal to the greater of (i) the net book value of such Investment and (ii) the fair market value of such Investment (in each case as certified by a resolution of the independent directors of the Company if the book value or fair market value of such investment exceeds $1,000,000).

         Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.12 were computed, which calculations may be based upon the Company's latest available financial statements.

         SECTION 4.13. LIMITATION ON LIENS.


         The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Liens on any asset now owned or acquired after the date of this Indenture or any income or profits therefrom or assign or convey any right to receive income therefrom, except Permitted Liens; provided, that, in the case of Permitted Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Notes or a Subsidiary Guarantee, the Notes or such Subsidiary Guarantee is secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens.

         SECTION 4.14. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.


         The Company shall not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

                  (i) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (a) on its Capital Stock or (b) with respect to any other interest or participation in, or measured by, its profits;

                  (ii) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries;

                  (iii) make loans or advances to the Company or any of its Restricted Subsidiaries; or

                  (iv) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries;

except for such encumbrances or restrictions existing under or by reason of (a) the agreements evidencing the Senior Indebtedness and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of those agreements; provided that they are not materially more restrictive than the similar restrictions contained in those agreements on the date of this Indenture, (b) this

Indenture and the Notes, (c) applicable law, (d) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (e) customary nonassignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (f) Purchase Money Obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iv) above on the property so acquired; or (g) Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive with respect to the provisions set forth in clauses (i), (ii), (iii) and (iv) above than those contained in the agreements governing the Indebtedness being refinanced, (h) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition or (i) restrictions on cash or other deposits or net worth imposed by customers or suppliers under contracts entered into in the ordinary course of business.

         SECTION 4.15. LIMITATION ON TRANSACTIONS WITH AFFILIATES.


         The Company shall not, and shall not permit, cause, or suffer any Restricted Subsidiary of the Company to, directly or indirectly, sell, lease, license, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless:

                  (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable arms' length transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

                  (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction involving aggregate payments in excess of $500,000, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and such Affiliate Transaction is approved by a majority of the disinterested members, if any, of the Board of Directors and (b) with respect to any Affiliate Transaction involving aggregate payments in excess of $20,000,000, an opinion as to the fairness to the Company or such Restricted Subsidiary from a financial point of view issued by a nationally recognized independent financial advisor;

provided, however, that the foregoing limitations shall not apply to (i) any reasonable fees, advances and compensation (including incentive compensation) provided to, and indemnity provided on behalf of, officers, directors and employees of NFC Castings, ACP Holding, the Company and its Restricted Subsidiaries as determined in good faith by the Board of Directors of the Company, (ii) transactions between or among the Company and its Wholly Owned Subsidiaries that are Restricted Subsidiaries,
(iii) Restricted Payments permitted by Section 4.12, (iv) payment of principal of, and interest on, the Notes or the Senior Subordinated Notes held by Affiliates, (v) payment of the Commitment Fee, (vi) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors; (vii) transactions pursuant to agreements entered into or in effect on the date of this Indenture, including amendments thereto entered into after the date of this Indenture, provided that
(A) the terms of any such amendment are not, in the aggregate, less favorable to the Company or such Restricted Subsidiary than the terms of such agreement prior to such amendment and (B) the transactions contemplated by such amendment are otherwise permitted by this Indenture, (viii) Intercompany Indebtedness permitted to be incurred under Section 4.11 hereof or (ix) non-exclusive licenses of intellectual property among the Company and the Restricted Subsidiaries or among the Restricted Subsidiaries.

         SECTION 4.16. LIMITATION ON LINES OF BUSINESS.

         The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Related Business.

         SECTION 4.17. LIMITATION ON LAYERING DEBT.


         Neither the Company nor any Subsidiary Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness of the Company and senior in any respect in right of payment to the Notes or the Subsidiary Guarantees, as applicable.

         SECTION 4.18. FUTURE GUARANTORS.


         The Company shall cause each Person that (a) becomes a Domestic Restricted Subsidiary following the date of this Indenture and (b) guarantees any Indebtedness of the Company or any Subsidiary thereof to execute and deliver to the Trustee a Subsidiary Guarantee at the time such Person becomes obligated under any such Guarantee.

         SECTION 4.19. PAYMENTS FOR CONSENT.


         Neither the Company, nor any of the Company's Subsidiaries, shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions hereof or the Notes unless such consideration is offered to be paid or agreed to be paid to all holders of the Notes which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

         SECTION 4.20. ASSET SALES.


                  Neither the Company nor any of its Restricted Subsidiaries shall engage in any Asset Sale, unless:

                  (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets sold or otherwise disposed of; and

                  (ii) at least 20% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of Cash or Cash Equivalents; provided, however, that if the Fair Market Value of the assets sold or otherwise disposed of exceeds $10,000,000, at least 75% of the consideration therefor received by the Company or such Restricted Subsidiaries is in the form of Cash or Cash Equivalents;

provided, further, however, that the amount of (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or such Restricted Subsidiary (other than liabilities that are by their terms subordinated in right of payment to the Notes) that are assumed by the transferee of any such assets and (b) any notes or other obligations received by the Company or such Restricted Subsidiary from such transferee that are converted within 60 days by the Company or such Restricted Subsidiary into cash (to the extent of the cash so received), shall be deemed to be cash for purposes of clause (ii) above.

         Within 180 days after the receipt of the Net Proceeds from an Asset Sale, the Company shall apply the Net Proceeds from such Asset Sale, to repay the Term Loan, and to the extent such Indebtedness is paid in full, to repay the Revolver (but shall not permanently reduce the commitment thereunder). Pending the final application of any such Net Proceeds, the Company may invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from the Asset Sale that are not applied as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds."

         When the aggregate cumulative amount of Excess Proceeds exceeds $5,000,000, the Company shall make an offer to all Holders of Notes to purchase the maximum principal amount of Notes that may be purchased with the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase, in accordance with the procedures set forth in this Section 4.20 (an "Asset Sale Offer"). To the extent that the aggregate principal amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes in any manner not prohibited by this Indenture.

         If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         In the event that the Company shall be required to commence an Asset Sale Offer to all Holders to purchase Notes pursuant to this Section 4.20, it shall follow the procedures specified below.

         The Asset Sale Offer shall be commenced within 30 days following the first date on which the Company has cumulative Excess Proceeds of at least $5,000,000 and remain open for a period of at least 30 and not more than 40 days, except to the extent that a longer period is required by applicable law (the "Repurchase Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Repurchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to this
Section 4.20 hereof (the "Repurchase Price") or, if Notes having an aggregate principal amount less than the amount of Excess Proceeds subject to such Asset Sale Offer have been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

         If the Repurchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

         Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee or to each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

         (a) that the Asset Sale Offer is being made pursuant to this Section
4.20 and the length of time the Asset Sale Offer shall remain open;

         (b) the Asset Sale Offer, the Repurchase Price and the Repurchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

         (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Repurchase Date;

         (e) that Holders electing to have a Note purchased pursuant to a Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

         (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Asset Sale Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if the Company, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Repurchase Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

         (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Repurchase Price, the Trustee shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

         The Company, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Repurchase
Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written order from the Company shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Repurchase Date.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws, rules and regulations thereunder to the extent such laws, rules and regulations are applicable in connection with the repurchase of Notes pursuant to Asset Sale Offer.

         SECTION 4.21. CHANGE OF CONTROL.


         (a) In the event that a Change of Control occurs, each Holder shall have the right, at such Holder's option, subject to the terms and conditions of this Indenture, to require the Company to repurchase all or any part of such Holder's Notes (provided, that the principal amount of such Notes must be $1,000 or an integral multiple thereof) on a date to be established by the Company (the "Change of Control Payment Date") after the occurrence of such Change of Control, at a cash price (the "Change of Control Repurchase Price") equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon to, but excluding, the Change of Control Payment Date.

         (b) In the event that, pursuant to this Section 4.21, the Company shall be required to commence an offer to purchase Notes (the "Change of Control Offer"), the Company shall follow the procedures set forth in this Section 4.21 as follows:

                  (1) the Company shall prepare and mail, with a copy to the Trustee, or at the option of the Company and at the expense of the Company, mail by the Trustee, the Change of Control Offer to each Holder of Notes, within 30 days following the completion of the Senior Secured Notes Offer to Purchase, or if no Senior Secured Notes are outstanding at such time, within 30 days following a Change of Control;

                  (2) the Change of Control Offer shall remain open for at least 30 and not more than 40 days (unless otherwise required by applicable law) following its commencement, except to the extent that a longer period is required by applicable law;

                  (3) upon the expiration of a Change of Control Offer, the Company shall purchase all Notes tendered in response to the Change of Control Offer;

                  (4) if the Change of Control Payment Date is on or after an interest payment record date and on or before the related Interest Payment Date, any accrued interest will be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Noteholders who tender Notes pursuant to the Change of Control Offer;

                  (5) the Company shall provide the Trustee with notice of the Change of Control Offer at least five Business Days before the commencement of any Change of Control Offer; and

                  (6) on or before the commencement of any Change of Control Offer, the Company or the Trustee (upon the request and at the expense of the Company) shall send, by first-class mail, a notice to each of the

         Noteholders, which (to the extent consistent with this Indenture) shall govern the terms of the Change of Control Offer and shall state:

                  (i) that the Change of Control Offer is being made pursuant to such notice and this Section 4.21 and that all Notes, or portions thereof, tendered will be accepted for payment;

                  (ii) the Change of Control Repurchase Price (including the amount of accrued and unpaid interest) the Change of Control Payment Date and the Change of Control Put Date;

                  (iii) that any Note, or portion thereof, not tendered or accepted for payment will continue to accrue interest;

                  (iv) that, unless the Company defaults in depositing Cash with the Paying Agent in accordance with the last paragraph of this clause (b) or such payment is prevented pursuant to Article XI, any Note, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (v) that Holders electing to have a Note, or portion thereof, purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent (which may not for purposes of this Section 4.21, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the earlier of (a) the third Business Day prior to the Change of Control Payment Date and (b) the third Business Day following the expiration of the Change of Control Offer (such earlier date being the "Change of Control Put Date");


                  (vi) that Holders will be entitled to withdraw their election, in whole or in part, if the Paying Agent (which may not for purposes of this Section 4.21, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) receives, up to the close of business on the Change of Control Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder is withdrawing and a statement that such Holder is withdrawing his election to have such principal amount of Notes purchased; and

                  (vii) a brief description of the events resulting in such Change of Control.

         On or before the Change of Control Date, the Company shall (i) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer on or before the Change of Control Payment Date, (ii) deposit with the Paying Agent Cash sufficient to pay the Change of Control Repurchase Price of all Notes or portions thereof so tendered and (iii) deliver to the Trustee Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to Holders of Notes so accepted payment in an amount equal to the Change of Control Repurchase Price (together with accrued and unpaid interest), and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note or Notes equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws, rules and regulations thereunder to the extent such laws, rules and regulations are applicable in connection with the repurchase of Notes pursuant to Change of Control Offer.

         SECTION 4.22. CALCULATION OF ORIGINAL ISSUE DISCOUNT.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Code from time to time.

                                   ARTICLE V

                                   SUCCESSORS

         SECTION 5.1. LIMITATION ON MERGER, CONSOLIDATION OR SALE OF ASSETS.


         The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person or entity unless:

                  (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                  (iii) immediately before or immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

                  (iv) the Company or any Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Coverage Ratio test set forth in Section 4.11.

The preceding clause (iv) shall not prohibit (A) a merger between the Company or a Subsidiary Guarantor and a Restricted Subsidiary or (B) a merger between the Company and an Affiliate with no substantial assets or liabilities for the sole purpose of incorporating or reincorporating or organizing or reorganizing the Company in another state of the United States, or the District of Columbia.

         SECTION 5.2. SUCCESSOR CORPORATION SUBSTITUTED.


         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.1 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.1 hereof.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 6.1. EVENTS OF DEFAULT.


         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) failure to pay any installment of interest on any of the Notes as and when the same becomes due and payable, and the continuance of such failure for a period of 30 days, whether or not such payment is prohibited by Article XI;

         (b) failure to pay all or any part of the principal of, or premium, if any, on the Notes when and as the same become due and payable at maturity, redemption, repurchase or otherwise, whether or not such payment is prohibited by Article XI;

         (c) failure by the Company to comply with the provisions of Section 4.20, Section 4.21 or Article V;

         (d) failure by the Company or any Restricted Subsidiary to observe or perform any covenant or agreement contained in the Notes or this Indenture (other than a default in the performance of any covenant or agreement which is specifically dealt with elsewhere in this Section 6.1), and continuance of such failure for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the then outstanding Notes, a written notice specifying such failure, requesting it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (e) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay principal of such Indebtedness when due and prior to the expiration of the grace period provided in such Indebtedness (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case described in clauses (a) and (b) of this subsection (e), the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5,000,000 or more;

         (f) failure of the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5,000,000, which judgments have not been paid, stayed, bonded or discharged for a period (during which execution shall not be effectively stayed) of 60 days (or, in the case of any such final judgment which provides for payment over time, which shall so remain unstayed, unbonded or undischarged beyond any applicable payment date provided therein);

         (g) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Restricted Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Restricted Subsidiaries under any bankruptcy or similar law, and such decree, judgment, or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Restricted Subsidiaries, or of the property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days; or

         (h) the Company or any of its Restricted Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors; or take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

         (i) any Subsidiary Guaranty relating to the Notes ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guaranty), or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty relating to the Notes.

         Notwithstanding the 30-day period and notice requirement contained in
Section 6.1(d) above, with respect to a default under Section 4.21, the 30-day period referred to in Section 6.1(d) shall be deemed to have begun as of the date the Change of Control notice is required to be sent in the event that the Company has not complied with the provisions of Section 4.21 and the Trustee or Holders of at least 25% in principal amount of the outstanding Notes thereafter give the Notice of Default referred to in Section 6.1(d) to the Company and, if applicable, the Trustee; provided, however, that if the breach or default is a result of a default in the payment when due of the Repurchase Price on the Repurchase Date, such Event of Default shall be deemed, for purposes of this
Section 6.1, to arise no later than on the last Repurchase Date.

         SECTION 6.2. ACCELERATION OF MATURITY DATE; RESCISSION AND ANNULMENT.


         (a) If an Event of Default (other than an Event of Default specified in Section 6.1(g) or 6.1(h) relating to the Company) occurs and is continuing, then, and in every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of then outstanding Notes, by a notice in writing to the Company (and to the Trustee if given by such Holders) (an "Acceleration Notice"), may declare all of the principal of the Notes (or the Repurchase Price if the Event of Default includes failure to pay the Repurchase Price, determined as set forth below), including in each case accrued and unpaid interest thereon and all other Obligations thereunder, to be due and payable immediately. If an Event of Default specified in Section 6.1(g) or 6.1(h) relating to the Company occurs, all principal, accrued and unpaid interest thereon and all other Obligations thereunder will become immediately due and payable on all outstanding Notes without any other act, declaration or notice on the part of Trustee or the Holders.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article VI, the Holders of no less than a majority in aggregate principal amount of then outstanding Notes, by written notice to the Trustee, may rescind and annul, on behalf of all Holders, any such declaration of acceleration if:

         (1) Company has paid or deposited with the Trustee Cash sufficient to pay

                  (A)      all overdue interest on all Notes,

                  (B) the principal of any Notes which would then be due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Notes,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Notes, and

                  (D) all sums paid or advanced by the Trustee hereunder and the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         (2) all Events of Default, other than the non-payment of the principal of, and premium and interest on Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.12, including, if applicable, any Event of Default relating to the covenants contained in Section 4.21.

Notwithstanding the previous sentence of this Section 6.2, no waiver shall be effective against any Holder for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected thereby, unless all such affected Holders agree, in writing, to waive such Event of Default or other event. No such waiver shall cure or waive any subsequent Default or Event of Default or impair any right consequent thereon.

         (b) In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to the optional redemption provisions of this Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

         SECTION 6.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.


         The Company covenants that if an Event of Default in payment of principal, premium or interest specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including compensation to, and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 6.4. TRUSTEE MAY FILE PROOFS OF CLAIM.


         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

         (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 6.6;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.5. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.


                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         SECTION 6.6. PRIORITIES.


         Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium or interest upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the Trustee in payment of all amounts due pursuant to Section 7.7;

         SECOND: To the holders of Senior Indebtedness of the Company to the extent provided in Article XI;

         THIRD: To the Holders in payment of the amounts then due and unpaid for principal of, and interest on, the Notes in respect or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium and interest, respectively; and

         FOURTH: The remainder, if any, shall be repaid to the Company.

         SECTION 6.7. LIMITATION ON SUITS.


         No Holder of any Note shall have any right to institute or order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (A) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (B) the Holders of not less than 25% in principal amount of then outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (C) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

                  (D) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (E) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of then outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 6.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.


         Notwithstanding any other provision of this Indenture but subject to the provisions of Section 6.6 and Article XI, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, interest on such Note when due (including, in the case of redemption, the Redemption Price on the applicable Redemption Date, and in the case of the Repurchase Price, on the applicable Repurchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 6.9. RIGHTS AND REMEDIES CUMULATIVE.


         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.10. DELAY OR OMISSION NOT WAIVER.


         No delay or omission by the Trustee or by any Holder of any Note to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 6.11. CONTROL BY HOLDERS.

         The Holder or Holders of no less than a majority in aggregate principal amount of then outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided, that

         (1) the Trustee may refuse to follow any direction that conflicts with any rule of law or with this Indenture,

         (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or that may involve the Trustee in personal liability, and

         (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification reasonably satisfactory to it against any loss, expense or liability caused by taking such action or following such direction.

         SECTION 6.12. WAIVER OF PAST DEFAULT.


         The Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Notes may, on behalf of all Holders, prior to the declaration of acceleration of the maturity of the Notes, waive any past default hereunder and its consequences, except a default

                  (A) in the payment of the principal of, premium, or interest on any Note not yet cured, or

                  (B) in respect of a covenant or provision hereof which, under Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

         In the event of a waiver, the Company shall deliver to the Trustee an Officer's Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. When a Default or Event of Default is waived, it is cured and ceases.

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         SECTION 6.13. UNDERTAKING FOR COSTS.


         All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.13 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of then outstanding Notes, or to any suit instituted by any Holder for enforcement of the payment of principal of, premium or interest on any Note on or after the respective Stated Maturity of such Note (including, in the case of redemption, on or after the Redemption Date).

         SECTION 6.14. RESTORATION OF RIGHTS AND REMEDIES.


         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                  ARTICLE VII

                                     TRUSTEE

         The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

         SECTION 7.1. DUTIES OF TRUSTEE.


         (a) If a Default or an Event of Default actually known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (b) Except during the continuance of a Default or an Event of Default:

                  (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or

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

         obligations shall be implied in or read into this Indenture as against the Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, with respect to certificates or opinions specifically required by any provision hereof to be furnished to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.11 and the Trustee shall be entitled from time to time to request and receive such direction.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers unless it receives reasonable indemnity satisfactory to it against any loss, liability or expense.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 7.1.

         (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

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

         SECTION 7.2. RIGHTS OF TRUSTEE.


         Subject to Section 7.1:

         (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document.

         (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 14.4 and 14.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or advice of counsel.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

         (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

         (g) Unless otherwise specifically provided for in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (h) The Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article IV hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(a) or 6.1(b), or (ii) any Default or Event of Default of which a Trust Officer of the Trustee shall have received written notification or obtained actual knowledge.

         (i) Subject to Section 9.2 hereof, the Trustee may (but shall not be obligated to), without the consent of the Holders, give any consent, waiver or approval

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

required by the terms hereof. The Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any consent, waiver, approval, amendment or modification shall be deemed to have a material adverse effect on the interest or rights of any Holder.

         (j) In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         SECTION 7.3. INDIVIDUAL RIGHTS OF TRUSTEE.


         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any of its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights; however, the Trustee must comply with Sections 7.10 and 7.11.

         SECTION 7.4. TRUSTEE'S DISCLAIMER.


         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes and it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

         SECTION 7.5. NOTICE OF DEFAULT.


         Except in the case of a Default or an Event of Default in payment of principal, premium or interest to any Note (including the payment of the Repurchase Price on the Repurchase Date and the payment of the Redemption Price on the Redemption Date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Noteholders.

         SECTION 7.6. REPORTS BY TRUSTEE TO HOLDERS.


         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, if required by TIA Section 313(a), mail to each Noteholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

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

         The Company shall promptly notify the Trustee in writing if the Notes become listed on any stock exchange or automatic quotation system or delisted therefrom. A copy of each report at the time of its mailing to Noteholders shall be mailed to the Company and filed with the Commission, if required by law, and each stock exchange, if any, on which the Notes are listed.

         SECTION 7.7. COMPENSATION AND INDEMNITY.


         The Company agrees to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall also reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

         The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, until it shall be indemnified to its reasonable satisfaction against any and all expenses, disbursements, advances and other liabilities incurred or made by the Trustee in accordance with any provisions of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability not due to its own negligence or willful misconduct.

         The Company agrees to indemnify the Trustee (in its capacities as Trustee, Paying Agent, Registrar and Note Custodian) and each of its officers, directors, attorneys-in-fact and agents for, and hold it and each of them harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss, damage or liability incurred by it, arising out of or in connection with the administration of this trust and its rights or duties hereunder including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee of which a Trust Officer receives written notice for which it may seek indemnity; however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim. The Trustee may retain separate counsel if the Trustee shall have been reasonably advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Company and in the reasonable judgment of such counsel it is advisable for the Trustee to engage separate counsel, and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its own negligence, bad faith or willful misconduct.

         To secure the Company's payment obligations in this Section 7.7, the Company and the Holders agree that the Trustee shall have a lien prior to the Notes on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of, premium or interest on particular Notes pursuant to Article III.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         The Company's obligations under this Section 7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article VIII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

         SECTION 7.8. REPLACEMENT OF TRUSTEE.


         The Trustee may resign by so notifying the Company in writing. The Holder or Holders of a majority in principal amount of then outstanding Notes may remove the Trustee by so notifying the Company and the Trustee in writing. The Company may remove the Trustee if:

         (a) the Trustee fails to comply with Section 7.10;

         (b) the Trustee is adjudged bankrupt or insolvent;

         (c) a receiver, Custodian, or other public officer takes charge of the Trustee or its property; or

         (d) the Trustee becomes incapable of acting.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 7.8.

         If the instrument of acceptance by a successor Trustee required by this
Section 7.8 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

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

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. At any time within one year after a successor Trustee appointed by the Company takes office, the Holder or Holders of a majority in principal amount of then outstanding Notes may, with the Company's consent, appoint a successor Trustee to replace such successor Trustee as so appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the retiring Trustee provided for in Section
7.7 have been paid, the retiring Trustee shall transfer all property held by it as trustee to the successor Trustee, subject to the lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the Company or any Holder or Holders of at least 10% in principal amount of then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Holder or Holders of at least 10% in principal amount of then outstanding Notes may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA
Section 310(a)(5).

         Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

         SECTION 7.9. SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and delivery the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

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

         SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.


         The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee shall have a combined capital and surplus of at least $50,000,000 (or being a member or subsidiary of a bank holding system with aggregate combined capital and surplus of at least $50,000,000) as set forth in its most recent published annual report of condition if such corporation or system publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or system shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA Section 310 shall apply to the Company, as obligor of the Notes.

         SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.


         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 7.12. "TRUSTEE" TO INCLUDE PAYING AGENT.


         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article VII and in Article X hereof shall in each case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article VII and in Article X hereof in place of the Trustee.

                                  ARTICLE VIII

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 8.1. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.


         The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article VIII.

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

         SECTION 8.2. LEGAL DEFEASANCE AND DISCHARGE.


         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company and each of the Subsidiary Guarantors shall, subject to the satisfaction of the conditions set forth in
Section 8.4 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 8.4 hereof, and as more fully set forth in such Section, payments in respect of the principal, premium and interest on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article II and Section 4.2 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article VIII. Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section
8.3 hereof.

         SECTION 8.3. COVENANT DEFEASANCE.


         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Subsidiary Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from its obligations under the covenants contained in Sections 4.4, 4.5, 4.11, 4.12, 4.13, 4.14, 4.15, 4.17, 4.18, 4.19, 4.20 and 4.21 hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance") and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes and the Subsidiary Guarantees, the Company and the Subsidiary Guarantors, respectively, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant or Subsidiary Guarantee, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein in a Subsidiary Guarantee or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 hereof, but, except as specified above, the remainder of this Indenture, such Notes and the Subsidiary Guarantees shall be unaffected thereby.

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

In addition, upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3 hereof, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, Sections 6.1(c) through 6.1(g) hereof shall not constitute Events of Default.

         SECTION 8.4. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.


         The following shall be the conditions to the application of either
Section 8.2 or 8.3 hereof to the outstanding Notes:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

         (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent certified public accountants, to pay the principal, premium and interest on the outstanding Notes on the Stated Maturity thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

         (b) in the case of an election under Section 8.2 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized tax counsel reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (c) in the case of an election under Section 8.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized tax counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

         (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

         (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

         (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

         (h) the deposit shall not result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended.

         SECTION 8.5. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.


         Subject to Section 8.6 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article VII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

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

         SECTION 8.6. REPAYMENT TO COMPANY.


         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a secured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 8.7. REINSTATEMENT.


         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.2 or
8.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Note; shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

         SECTION 8.8. DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE.


         When (a)(i) the Company delivers to the Trustee all outstanding Notes for cancellation or (ii) all outstanding Notes have become due and payable, whether at maturity or on a specified redemption date as a result of the mailing of a notice of redemption pursuant to Article III hereof, (b) the Company irrevocably deposits with the Trustee money sufficient to pay at maturity or upon redemption all outstanding Notes, including interest and premium thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, and (c) if the Notes have been called for redemption and the redemption date has not occurred, the Company delivers to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such actions and will be subject to federal income tax on the same amounts, in the same

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manner and at the same time as would have been the case if such actions had not occurred, then this Indenture shall cease to be of further effect except for (i) the provisions set forth in Article II, Section 4.7, 7.7 and 8.6 hereof and (ii) if the Notes have been called for redemption and the redemption date has not occurred, the Company's obligation to pay the redemption price on such redemption date. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Company.

                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 9.1. WITHOUT CONSENT OF HOLDERS.


         The Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of
Notes:

                  (i) to cure any ambiguity, defect or inconsistency;

                  (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (iii) to provide for the assumption of the Company's or a Subsidiary Guarantor's Obligations to Holders in the case of a merger or consolidation;

                  (iv) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Notes;

                  (v) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

                  (vi) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture as of the date hereof; or

                  (vii) to allow any Subsidiary Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the Notes.

         Upon the request of the Company, accompanied by a resolution of the Board of Directors of the Company, authorizing the execution of any such supplemental indenture or amendment, and upon receipt by the Trustee of the documents described in Section 9.6 hereof required or requested by the Trustee, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the

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Trustee shall not be obligated to enter into such supplemental indenture or amendment which affects its own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.2. WITH CONSENT OF HOLDERS.


         Except as otherwise provided herein, the Company and the Trustee may amend or supplement this Indenture, the Notes or the Subsidiary Guarantees with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes).

         Upon the request of the Company, accompanied by a resolution of the Board of Directors of the Company authorizing the execution of any such supplemental indenture or amendment, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section
9.6 hereof, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of such supplemental indenture or amendment unless such supplemental indenture or amendment affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture or amendment, but it shall be sufficient if such consent approves the substance thereof.

         After a supplemental indenture or amendment under this Section 9.2 becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture, amendment or waiver. Subject to Sections 6.8 and 6.12 hereof, the Holders of a majority in principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder of Notes affected, an amendment or waiver under this Section may not (with respect to any Notes held by a non-consenting Holder of Notes):

         (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the principal of or change the fixed maturity of any Note or alter the optional or mandatory redemption provisions (other than provisions relating to the covenants described in Section 4.20 or 4.21) or reduce the prices at which the Company shall offer to purchase such Notes pursuant to Sections 4.20 or 4.21 hereof;


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


         (c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

         (d) waive a Default or Event of Default in the payment of principal of or interest on, or redemption payment with respect to, any Note (other than a Default in the payment of an amount due as a result of an acceleration if the Holders of Notes rescind such acceleration pursuant to Section 6.2);

         (e) make any Note payable in money other than that stated in the Note;

         (f) make any change in the provisions of this Indenture relating to waiver of past defaults or to the rights of Holders to receive payments of principal, premiums or interest on the Notes or in this sentence of this Section 9.2;

         (g) waive a redemption payment with respect to any Note;

         (h) make any change to the subordination provisions of Article XI of this Indenture that adversely affects Holders of Notes; or

         (i) make any change in the foregoing amendment and waiver provisions.

         SECTION 9.3. COMPLIANCE WITH TIA.


         If at the time of an amendment to this Indenture or the Notes, this Indenture shall be qualified under the TIA, every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

         SECTION 9.4. REVOCATION AND EFFECT OF CONSENTS.


         Until a supplemental indenture, an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date specified in any solicitation or waiver. Subject to Section 9.2 hereof, a supplemental indenture, amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder of Notes.

         The Company may fix a record date for determining which Holders must consent to such supplemental indenture, amendment or waiver or action permitted by Section 9.2. If the Company fixes a record date, the record date shall be fixed at the later of (i) 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.5, or (ii) such other date as the Company shall designate.

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

         SECTION 9.5. NOTATION ON OR EXCHANGE OF NOTES.


         The Trustee may place an appropriate notation about a supplemental indenture, amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

         SECTION 9.6. TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be provided with, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith or therewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors of the Company approves it in writing.

                                   ARTICLE X

                               GUARANTEE OF NOTES

         SECTION 10.1. SUBSIDIARY GUARANTEE.


         Subject to Section 10.6 hereof, each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes and the Obligations of the Company hereunder and thereunder, that: (a) the principal of and premium and interest on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal, premium, (to the extent permitted by law) interest on the Notes, and all other payment Obligations of the Company to the Holders or to the Trustee hereunder or thereunder will be promptly paid in full and performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when so due of any amount

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

so guaranteed or any performance so guaranteed for whatever reason the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the Subsidiary Guarantees, and shall entitle the Holders to accelerate, the Obligations of the Subsidiary Guarantors hereunder in the same manner and to the same extent as the Obligations of the Company. The Subsidiary Guarantors hereby agree that their Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the Obligations contained in the Notes and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors, or any Note Custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees that it shall not be entitled to, and hereby waives, any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VI hereof for the purposes of its Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (b) in the event of any declaration of acceleration of such Obligations as provided in
Article VI hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purpose of its Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantees.

         SECTION 10.2. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE.


         To evidence its Subsidiary Guarantee set forth in Section 10.01 hereof, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit B to the Indenture shall be endorsed by manual or facsimile signature by an Officer of such Subsidiary Guarantor on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on

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behalf of such Subsidiary Guarantor, by manual or facsimile signature, by an
Officer of such Subsidiary Guarantor.

         After the date of this Indenture, if the Company or any or its Restricted Subsidiaries shall acquire or create a Domestic Restricted Subsidiary, or redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary, then the Company shall cause such Restricted Subsidiary to execute a Subsidiary Guarantee substantially in the form of Exhibit B. Such Subsidiary Guarantee shall be accompanied by an appropriate supplemental Indenture, along with such other opinions, certificates and documents required under this Indenture; provided, however, that any Subsidiary that has been properly designated as an Unrestricted Subsidiary in accordance with this Indenture need not execute a Subsidiary Guarantee for so long as it continues to constitute an Unrestricted Subsidiary.

         Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         If an Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Senior Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

         SECTION 10.3. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.


         (a) Notwithstanding Articles 4 and 5 hereof, nothing contained in this Indenture shall prohibit (i) a merger between a Subsidiary Guarantor and another Subsidiary Guarantor, (ii) a merger between a Subsidiary Guarantor and the Company, (iii) a liquidation, dissolution or winding up of any Inactive Subsidiary resulting in the transfer or distribution of all the assets and properties of such Inactive Subsidiary to the Company or to any Subsidiary Guarantor, or (iv) a sale, lease, transfer or other disposition of a Non-Core Fixed Asset.

         (b) No Subsidiary Guarantor shall consolidate or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (other than the Non-Core Fixed Assets) in one or more related transactions, another corporation, Person or entity whether or not affiliated with such Subsidiary Guarantor unless, other than with respect to a merger between a Subsidiary Guarantor and another Subsidiary Guarantor or a merger between a Subsidiary Guarantor and the Company or a liquidation, dissolution or winding up of an Inactive Subsidiary as permitted under

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

Section 10.3(a)(iii) hereof, (i) the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) subject to the provisions of Section 10.04 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, assumes all the obligations of such Subsidiary Guarantor under the Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately before or immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (iv) the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Coverage Ratio test set forth in the first paragraph of Section
4.11 hereof.

         (c) In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor;

         provided that, solely for purposes of computing pro forma EBITDA and the Consolidated Coverage Ratio for purposes of Section 4.11 hereof, the pro forma EBITDA of any Person other than the Company and its Restricted Subsidiaries shall only be included for periods subsequent to the effective time of such merger, consolidation, combination or transfer of assets. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All of the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

         SECTION 10.4. RELEASES FOLLOWING SALE OF ASSETS.


         In the event of a sale or other disposition of all of the assets of any Subsidiary Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Subsidiary Guarantor, then such Subsidiary Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Subsidiary Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all of the assets of such Subsidiary Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee; provided that (i) in the event of an Asset Sale, the Net Proceeds from such sale or other dispositions are treated in accordance with the

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provisions of Section 4.20 hereof and (ii) the Company is in compliance with all other provisions of this Indenture applicable to such disposition. Upon delivery by the Company to the Trustee of an Officers' Certificate to the effect of the foregoing, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its Obligation under its Subsidiary Guarantee. Any Subsidiary Guarantor not released from its Obligations under its Subsidiary Guarantee shall, subject to Section 10.6, remain liable for the full amount of principal of and premium and interest on the Notes and for the other Obligations of such Subsidiary Guarantor under this Indenture as provided in this Article X.

         SECTION 10.5. RELEASES FOLLOWING DESIGNATION AS AN UNRESTRICTED SUBSIDIARY.


         In the event that the Company designates a Subsidiary Guarantor to be an Unrestricted Subsidiary, then such Subsidiary Guarantor shall be released and relieved of any obligations under its Subsidiary Guarantee; provided that such designation is conducted in accordance with this Indenture.

         SECTION 10.6. LIMITATION ON SUBSIDIARY GUARANTOR LIABILITY.


         For purposes hereof, each Subsidiary Guarantor's liability shall be limited to the lesser of (a) the aggregate amount of the Obligations of the Company under the Notes and this Indenture and (b) the amount, if any, which would not have (i) rendered such Subsidiary Guarantor insolvent (as such term is defined in the Bankruptcy Law) or (ii) left such Subsidiary Guarantor with unreasonably small capital at the time its Subsidiary Guarantee of the Notes was entered into; provided that, it will be a presumption in any lawsuit or other proceeding in which a Subsidiary Guarantor is a party that the amount guaranteed pursuant to the Subsidiary Guarantee is the amount set forth in clause (a) above unless any creditor, or representative of creditors of such Subsidiary Guarantor, or debtor in possession or trustee in bankruptcy of the Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Subsidiary Guarantor is the amount set forth in clause (b) above. In making any determination as to solvency or sufficiency of capital of a Subsidiary Guarantor in accordance with the previous sentence, the right of such Subsidiary Guarantor to contribution from other Subsidiary Guarantors, and any other rights such Subsidiary Guarantor may have, contractual or otherwise, shall be taken into account.

         SECTION 10.7. SUBORDINATION OF GUARANTEES.


         The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee pursuant to this Article X shall be junior and subordinated to the Senior Indebtedness to the extent applicable to such Subsidiary Guarantor on the same basis as the Notes are junior and subordinated to the Senior Indebtedness of the Company. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Subsidiary Guarantors only at such times as

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

they may receive and/or retain payments in respect of the Notes pursuant to this Indenture, including Article X hereof.

                                   ARTICLE XI

                                  SUBORDINATION

         SECTION 11.1. AGREEMENT TO SUBORDINATE.


         The Company agrees and shall cause each Restricted Subsidiary to agree, and each Holder by accepting a Note agrees, that the Subordinated Obligations are subordinated in right of payment, to the extent and in the manner provided in this Article XI, to the prior payment in full of all Senior Indebtedness, and that the subordination and all of the provisions of this Article XI are for the benefit of the holders of Senior Indebtedness.

         SECTION 11.2. LIQUIDATION; DISSOLUTION; BANKRUPTCY.


         Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or any Restricted Subsidiary or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or any Restricted Subsidiary or its property, an assignment for the benefit of creditors or any marshaling of the Company's or any Restricted Subsidiary's assets and liabilities, in each such case whether voluntary or involuntary, domestic or foreign:

         (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Senior Indebtedness (including interest after the commencement of any such proceeding) in accordance with the terms of the applicable Senior Indebtedness before Holders shall be entitled to receive any payment or other distribution in respect of the Subordinated Obligations; and

         (b) until all Obligations with respect to Senior Indebtedness are paid in full in cash or Cash Equivalents, any such distribution to which Holders would be entitled shall be made to the holders of such Senior Indebtedness;

provided that notwithstanding the foregoing, Holders may receive: (i) Capital Stock (other than Disqualified Stock); (ii) securities that are subordinated at least to the same extent as the Notes, to Senior Indebtedness and to any securities issued in exchange for such Senior Indebtedness; and (iii) payments made from the trust described in Article VIII hereof to the extent deposited into such trust prior to the commencement of the applicable proceeding.

         In order to enable the Representative to enforce its rights hereunder in any of the aforesaid actions or proceedings, the Representative is hereby irrevocably authorized in its discretion, to the extent that the Trustee does not do so at least 30 days

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before the expiration of the time to do so, to file and vote such proofs of claim in respect of the Subordinated Obligations as the Representative deems appropriate, and to collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued. The Representative is hereby authorized to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquittance therefore, and to take such other actions as the Representative deems necessary or advisable to enforce said rights.

         The Trustee and each Holder agrees not to initiate, prosecute or participate in any claim, action, or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Indebtedness or any liens or security interests securing the Senior Indebtedness.

         The Trustee and each Holder further agrees that during any such action or proceeding (a) this Article XI shall be applicable and shall govern the relative rights and priorities of the holders of Senior Indebtedness and the Trustee and the Holders of the Subordinated Obligations even if all or part of the Senior Indebtedness or any liens or security interests securing the Senior Indebtedness are subordinated, set aside, avoided, invalidated or disallowed in connection with any such action or proceeding, and Article IX shall be reinstated if at any time any payment of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness, (b) the holders of Senior Indebtedness may consent to the use of cash collateral by the Company or any Restricted Subsidiary or provide financing to the Company or any Restricted Subsidiary on such terms and conditions and in such amounts as they determine, (c) it shall not object to oppose a sale or other disposition of property securing the Senior Indebtedness and (d) any holder of Senior Indebtedness may elect to apply Section 1111(b)(2) of the United States Bankruptcy Code to all or any part of the Senior Indebtedness.

         SECTION 11.3. DEFAULT ON SENIOR INDEBTEDNESS.


         Notwithstanding anything to the contrary contained in this Indenture or the Notes, neither the Company nor any Restricted Subsidiary may make, and neither the Trustee or any Holder may accept, any payment with respect to the Subordinated Obligations other than (a) regularly scheduled payments of interest in respect of the Notes on a non-accelerated basis, (b) regularly scheduled payments of principal in respect of the Notes on a non-accelerated basis, (c) payments of indemnities, costs and expenses reimbursable by the Company and the Restricted Subsidiaries pursuant to the terms of the Notes and the Indenture,
(d) Note repurchases out of Excess Proceeds as provided in Section 4.20 hereof and (e) payments set forth in Section 11.2(b) hereof (collectively, "Permitted Payments"). Notwithstanding the foregoing, no Permitted Payment may be made by the Company or any Restricted Subsidiary or received by the Trustee or any Holder if: (i) a default in the payment of the principal, premium, if any, or interest on any Senior Indebtedness occurs and is continuing beyond any applicable period of grace; or (ii) any other default occurs and is continuing with respect to Senior Indebtedness or would occur as a consequence of such payment that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee

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

receives a written notice of such default (a "Payment Blockage Notice") from the Representative of the Senior Indebtedness.

         The Company may and shall resume payment on the Notes: (1) in the case of a payment default, upon the date on which such default is cured or waived or otherwise has ceased to exist, and (2) in the case of a non-payment default, the earlier of the date on which such other default is cured or waived or otherwise has ceased to exist or 179 days after the date on which the applicable Payment Blockage Notice is received (a "Payment Blockage Period"), unless, in the case of either clause (1) or (2), the maturity of any Senior Indebtedness has been accelerated, and such acceleration remains in full force and effect. Payment Blockage Periods shall not exceed an aggregate of 179 days during any period of 360 consecutive days. No default in respect of Senior Indebtedness shall be deemed to have been waived for purposes of this Section 11.3 unless and until the Company shall have received a written waiver from the holders of such Senior Indebtedness to that effect. No non-payment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice, unless the same shall have ceased to exist for a period of at least 60 consecutive days. Following the expiration of any period during which the Company and the Restricted Subsidiaries are prohibited from making payments on the Notes pursuant to a Payment Blockage Notice, the Company will be obligated to resume making any and all required payments in respect of the Notes, including without limitation any missed payments, unless either a payment default is in existence or the maturity of any Senior Indebtedness has been accelerated, and such acceleration remains in full force and effect.

         SECTION 11.4. ACCELERATION OF NOTES.


         If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of Senior Indebtedness and the Representative of the acceleration.

         SECTION 11.5. WHEN DISTRIBUTION MUST BE PAID OVER.


         In the event that the Trustee receives or is holding, or any Holder receives, any payment of any principal, premium or interest on the Notes at a time when the Trustee or such Holder, as applicable, has actual knowledge (in the case of the Trustee as described in Section 11.11 hereof), that such payment is prohibited by Section 11.2 or 12.3 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness as their interests may appear or to the Representative or agent under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to the Senior Indebtedness remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XI, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XI, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         SECTION 11.6. NOTICE BY COMPANY.


         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article XI, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article XI.

         SECTION 11.7. SUBROGATION.


         After all Senior Indebtedness is paid in full and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XI to holders of Senior Indebtedness that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Notes.

         If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article XI shall have been applied, pursuant to the provisions of this Article XI, to the payment of all amounts payable under the Senior Indebtedness, then and in such case the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of such Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full; provided that such payments or distributions shall be paid first pro rata to Holders that previously paid amounts then pro rata to all Holders.

         SECTION 11.8. RELATIVE RIGHTS.


         This Article XI defines the relative rights of the Trustee and the Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

         (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal, premium and interest on the Notes in accordance with their terms;
         (2) affect the relative rights of the Trustee and the Holders and creditors of the Company and the Restricted Subsidiaries other than their rights in relation to holders of Senior Indebtedness; or

         (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or an Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to the Trustee and the Holders.

         If the Company and the Restricted Subsidiaries fail because of this
Article XI to pay principal, premium and interest on a Note on the due date, the failure is still a Default or an Event of Default.

         SECTION 11.9. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.


         No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company, any Restricted Subsidiary, the Trustee or any Holder or by the failure of the Company, any Restricted Subsidiary, the Trustee or any Holder to comply with this Indenture.

         SECTION 11.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.


         Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to the Representative.

         Upon any payment or distribution of assets of the Company or any Restricted Subsidiary referred to in this Article XI, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of the Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company and the Restricted Subsidiaries, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

         SECTION 11.11. RIGHTS OF TRUSTEE AND PAYING AGENT.


         Notwithstanding the provisions of this Article XI or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless an authorized Officer of the Trustee shall have received at its office at least two Business Days prior to the due date of such payment written notice of facts that would cause the payment of any principal, premium and interest on the Notes to violate this Article XI. Only the Company or the Representative may give the notice. Nothing in this Article XI shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         SECTION 11.12. AUTHORIZATION TO EFFECT SUBORDINATION.


         Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article XI, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section
6.4 hereof at least 30 days before the expiration of the time to file such claim, a Representative of Senior Indebtedness is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes and the Trustee shall have no liability therefor.

         SECTION 11.13. AMENDMENT

         Notwithstanding anything to the contrary contained in Article IX hereof, this Article XI shall not amended without the prior written consent of the holders of the Senior Indebtedness.

         SECTION 11.14. THIRD PARTY BENEFICIARIES

         The holders of Senior Indebtedness and the Representative shall be third party beneficiaries of the provisions of this Article XI, with the right and ability to enforce such provisions for their own benefit.

         SECTION 11.15. LIENS

         At no time will the Subordinated Obligations be secured by a lien or security interest in any property or assets. If, notwithstanding the foregoing, any such lien or security interest at any time exists, such lien or security interest shall be subordinated to the lien of the holders of Senior Indebtedness, if any, in such property or assets and the Representative shall have the right, and is hereby authorized to, take such action as is required to terminate and release such lien or security interest.

                                  ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1. TIA CONTROLS.


         If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the imposed duties, whether or not this Indenture has been qualified under the TIA, shall control.

         SECTION 12.2. NOTICES.


         Any notices or other communications to the Company or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, by first class mail postage pre-paid or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company:

                           Neenah Foundry Company
                           2121 Brooks Avenue
                           Neenah, Wisconsin 54956
                           Attention:  Gary W. LaChey
                           Telecopy:  (920) 725-7000

                           with a copy to:

                           Kirkland & Ellis LLP
                           153 East 53rd Street
                           New York, NY 10022
                           Attention:  Joshua N. Korff, Esq.
                           Telecopy:  (212) 446-4900

                  if to the Trustee:

                           The Bank of New York
                           101 Barclay Street, 8th Floor West
                           New York, NY 10286
                           Attention:  Corporate Trust Administration
                           Telecopy:  (212) 815-5707

         Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Noteholder shall be mailed to him or her by first class mail or other equivalent means at his or her address as it appears on the registration books of the Registrar and shall be sufficiently given to him or her if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 12.3. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.


         Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

         SECTION 12.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.


         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) An Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been fully complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been fully complied with.

         SECTION 12.5. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.


         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been fully complied with; and

         (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been fully complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters and information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

         Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 12.6. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.


         The Trustee may make reasonable rules for action by or at a meeting of Noteholders. The Paying Agent or Registrar may make reasonable rules for its functions.

         SECTION 12.7. BUSINESS DAY.


                  If a payment date is other than a Business Day at such place, payment may be made at such place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

         SECTION 12.8. GOVERNING LAW.


         THIS INDENTURE, THE NOTES, THE SUBSIDIARY GUARANTEES AND THE COLLATERAL DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICT OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         SECTION 12.9. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.


         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 12.10. NO RECOURSE AGAINST OTHERS.


         No direct or indirect partner, employee, stockholder, director or officer, as such, past, present or future of the Company or any successor corporation, shall have any personal liability in respect of the obligations of the Company under the Notes or this Indenture by reason of his, her or its status as such partner, stockholder, employee, director or officer. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

         SECTION 12.11. SUCCESSORS.


         All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 12.12. DUPLICATE ORIGINALS.


         All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

         SECTION 12.13. SEVERABILITY.


         In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 12.15. QUALIFICATION OF INDENTURE.


         The Company shall qualify this Indenture under the TIA and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Notes and printing this Indenture and the Notes. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                    NEENAH FOUNDRY COMPANY


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    ADVANCED CAST PRODUCTS, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    DALTON CORPORATION


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    DALTON CORPORATION, WARSAW MANUFACTURING FACILITY


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    DALTON CORPORATION, STRYKER MACHINING FACILITY CO.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO

                    DALTON CORPORATION, ASHLAND MANUFACTURING FACILITY


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    DALTON CORPORATION, KENDALLVILLE MANUFACTURING FACILITY


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    DEETER FOUNDRY, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    GREGG INDUSTRIES, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    MERCER FORGE CORPORATION


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO

                    A&M SPECIALTIES, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    NEENAH TRANSPORT, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    CAST ALLOYS, INC.


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    BELCHER CORPORATION


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    PEERLESS CORPORATION


                    By:  /s/ Gary LaChey
                         ------------------------------------------------
                          Name: Gary LaChey
                          Title: VP-Finance, Treasurer, Secty. & CFO


                    THE BANK OF NEW YORK


                    By:  /s/ Patricia Gallagher
                         ------------------------------------------------
                          Name: Patricia Gallagher
                          Title: Vice President

                                    EXHIBIT A


                                  FORM OF NOTE

         ["THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF SUCH SECURITY ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) AS PERMITTED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (F) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
         (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF US $250,000, FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES IN VIOLATION OF THE SECURITIES ACT OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION PURSUANT TO CLAUSES (D), (E), (F) OR (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

         THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN

         CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO
         SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE,
         (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO, OR IN SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."(1)

         THIS NOTE WAS ISSUED AS PART OF AN INVESTMENT UNIT. THIS NOTE WAS ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR U.S. FEDERAL INCOME TAX PURPOSES. WITH RESPECT TO THIS INVESTMENT UNIT WITH A PRINCIPAL AMOUNT OF $1,000, THE ISSUE PRICE IS $1,303.59. $1,302.24 OF SUCH ISSUE PRICE WAS ALLOCATED TO THE NOTE PORTION. THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $888.38. THE ISSUE DATE OF THIS SECURITY IS OCTOBER 8, 2003. THE YIELD TO MATURITY OF THIS SECURITY ON THE ISSUE DATE IS 9.81%, COMPOUNDED SEMIANNUALLY.


----------------
(1) These paragraphs should only be added if the Notes is issued in global form.

                                 (FACE OF NOTE)

                             NEENAH FOUNDRY COMPANY

                      13% SENIOR SUBORDINATED NOTE DUE 2013

No.__                                                    CUSIP No. ____________


                                                                   $-----------

         Neenah Foundry Company, a Wisconsin corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., Inc., or registered assigns, the principal sum of one hundred million dollars, on September 30, 2013.

         Interest Payment Dates: January 1 and July 1, commencing January 1,
2004.

         Record Dates: December 15 and June 15.

         Reference is made to the further provisions of this Note on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.



                         NEENAH FOUNDRY COMPANY



                         By:
                            --------------------------------------------------
                              Name:
                              Title:



                         By:
                            --------------------------------------------------
                              Name:
                              Title:


Attest:
       -------------------------------------
                       Secretary

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes described in the within-mentioned Indenture.

                                   THE BANK OF NEW YORK



                                   By
                                     -------------------------------------------
                                        Authorized Signatory

Dated: October 8, 2003

                                 (BACK OF NOTE)

                             NEENAH FOUNDRY COMPANY

                      13% SENIOR SUBORDINATED NOTE DUE 2013

1.       Interest.


         Neenah Foundry Company, a Wisconsin corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Note at the rate of 13% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid at the same rate of interest borne by the Notes.

         The Company will pay interest semi-annually on January 1 and July 1 of each year (each, an "Interest Payment Date"), commencing January 1, 2004. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Notes, from September 30, 2003. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         Notwithstanding the foregoing, on or before any Interest Payment Date, the Company may defer the payment of a portion of the interest due on such Interest Payment Date of up to 8% (the "Deferred Interest Payment"). If the Company elects to defer the payment of the Deferred Interest Payment as aforesaid, interest at a rate of 13% will accrue on the principal amount of the Note and on the accrued but unpaid Deferred Interest Payments. The Company may elect to defer the payment of Deferred Interest Payments on an unlimited number of occasions; provided, that, all unpaid Deferred Interest Payments shall be paid on or before the Stated Maturity of this Note.

2.       Method of Payment.


         The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Any such interest not so punctually paid, and defaulted interest relating thereto, may be paid to the Persons who are registered Holders at the close of business on a Special Record Date for the payment of such defaulted interest, as more fully provided in the Indenture referred to below. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). The Notes will be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within the Borough of Manhattan, The City and State of New York, or at the option of the Company, payment of principal, premium and interest may be made by check mailed to the Holders at their addresses set forth in the registry of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of, premium and interest on Global Notes.

3.       Paying Agent and Registrar.


         Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.       Indenture.


         The Company issued the Notes under an Indenture, dated as of October 8, 2003 (the "Indenture"), among the Company, the Subsidiary Guarantors party thereto and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern. The Notes are general unsecured obligations of the Company limited in aggregate principal amount to $100,000,000, and may be issued in one or more series.

5.       Redemption.


         The Notes may be redeemed in whole or from time to time in part at any time, at the option of the Company, at the Redemption Prices (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, plus any accrued but unpaid interest to, but excluding, the Redemption Date.

If redeemed during
the 12-month period
beginning September 30,                                 Redemption Price
-----------------------                                 ----------------
2003................................................            103%
2004................................................            102%
2005................................................            101%
2006 and thereafter.................................            100%


6.       Notice of Redemption.


         Notice of redemption will be sent by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Note to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Notes may be redeemed in part in multiples of $1,000 only.

         Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent on such Redemption Date and payment of the Notes called for redemption is not prohibited under Article XI of the Indenture, the Notes called for redemption will cease to bear interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price, plus any accrued and unpaid interest to, but excluding the Redemption Date.

7.       Denominations; Transfer; Exchange.


         The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Notes in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption.

8.       Persons Deemed Owners.


         The registered Holder of a Note may be treated as the owner of it for all purposes.

9.       Unclaimed Money.


         If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.      Amendment; Supplement; Waiver.


         Subject to certain exceptions and to Section 11.13 of the Indenture, the Indenture or the Notes may be amended or supplemented, and any existing Default or Event of Default or compliance with any provision may be waived, with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Note.

11.      Ranking.


         Payment of principal, premium and interest on the Notes is subordinated, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness.

12.      Change of Control.


         In the event of a Change of Control of the Company, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes, at an offer price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the Change of Control Payment Date.

13.      Asset Sales.


         In the event of certain Asset Sales, the Company may be required to make an Asset Sale Offer to purchase the maximum principal amount of Notes that may be purchased out of Excess Proceeds, at an offer price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to the date of purchase.

14.      Successors.


         When a successor assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

15.      Restrictive Covenants.


         The Indenture imposes certain limitations on, among other things, the ability of the Company to consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, the ability of the Company or its Restricted Subsidiaries to dispose of certain assets, to declare or pay dividends or make certain other distributions and payments, to make certain investments or purchase, redeem, or otherwise acquire or retire for value Equity Interests, to incur additional Indebtedness or incur Liens and to enter into certain transactions with Affiliates, all subject to certain limitations described in the Indenture.

16.      Defeasance.


         The Indenture contains provisions that permit the Company to defease the Notes (and satisfy generally its Obligations under the Indenture or with respect to certain covenants contained therein) under certain circumstances subject to the conditions specified therein.

17.      Defaults and Remedies.


         If an Event of Default occurs and is continuing (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization), then either the Trustee or the Holders of 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable immediately; provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of outstanding Notes may, under certain circumstances, rescind and annul such acceleration if all Events of Default, other than non-payment of accelerated principal, have been cured or waived as provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

18.      Trustee Dealings with Company.


         The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

19.      No Recourse Against Others.


         No stockholder, director, officer or employee, as such, past, present or future, of the Company or any successor corporation shall have any personal liability in respect of the obligations of the Company under the Notes or the Indenture by reason of his, her or its status as such stockholder, director, officer or employee. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

20.      Authentication.


         This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

21.      Abbreviations and Defined Terms.


         Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

22.      CUSIP Numbers.


         Pursuant to a recommendation promulgated by the Committee on Uniform
Note Identification Procedures, the Company will cause CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

23.      Additional Rights of Holders of Notes.


         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                  Neenah Foundry Company
                  2121 Brooks Avenue
                  Neenah, Wisconsin 54956
                  Attention:  Gary W. LaChey

24.      Governing Law.


         This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed entirely within the State of New York, without regard to principles of conflicts of law.

25.      Agreement to Terms.


                  Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                               FORM OF ASSIGNMENT



                  I or we assign this Note to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




             (Print or type name, address and zip code of assignee)

        Please insert Social Note or other identifying number of assignee


--------------------------------



and irrevocably appoint ______________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:                                  Signed:
      -----------------------                  ---------------------------------


--------------------------------------------------------------------------------
                        (Sign exactly as name appears on
                          the other side of this Note)

Signature Guarantee:
                    ------------------------------------------

NOTICE: Your Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program; (ii) The New York Stock Exchange Medallion Program; (iii) The Stock Exchange Medallion Program; or (iv) any other guarantee program acceptable to the Trustee.

                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Section 4.20 or Section 4.21 of the Indenture, check the appropriate box:

             Section 4.20 { }               Section 4.21 { }

         If you want to have only part of this Note purchased by the Company pursuant to Section 4.20 or Section 4.21 of the Indenture, state the amount (in integral multiples of $1,000):

$
 ----------------------


Date:
     -------------------------------


Signature:
          ----------------------------------------------------
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

NOTICE: Your Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program; (ii) The New York Stock Exchange Medallion Program; (iii) The Stock Exchange Medallion Program; or (iv) any other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(2)

                  The following exchanges of a part of this Global Note for a Definitive Note, or exchange of a Definitive Note for an interest in this Global Note, have been made:

                                                                   Principal Amount of
                                              Amount of increase     this Global Note       Signature of
                         Amount of decrease      in Principal         following such     authorized officer
                        in Principal Amount     Amount of this         decrease (or         of Trustee or
   Date of Exchange     of this Global Note       Global Note           increase)          Notes Custodian
   ----------------     -------------------   ------------------   -------------------   -------------------











---------------
2 This Schedule should only be added if the Notes is issued in global form.

                                    EXHIBIT B


                                    GUARANTEE

         For value received, each of the undersigned hereby unconditionally guarantees to the Holders of Notes the payments of principal of, premium, if any, and interest on such Notes in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of such Notes, if lawful, and the payment or performance of all other obligations of the Company under the Indenture and the Notes, to the Holders of the Notes and to the Trustee, all in accordance with and subject to the terms and limitations of the Notes, Article X of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article X of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in
Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness evidenced by this Guarantee is subordinate and subject in right of payment, to the extent and in the manner provided in the Indenture, and this Guarantee is issued subject to such provisions. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary to appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

         This Guarantee is subject to release upon the terms set forth in the Indenture.

Advanced Cast Products, Inc.
Dalton Corporation
Dalton Corporation, Warsaw Manufacturing Facility
Dalton Corporation, Stryker Machining Facility Co.
Dalton Corporation, Ashland Manufacturing Facility
Dalton Corporation, Kendallville Manufacturing Facility
Deeter Foundry, Inc.
Gregg Industries, Inc.
Mercer Forge Corporation
A&M Specialties, Inc.
Neenah Transport, Inc.
Cast Alloys, Inc.
Belcher Corporation
Peerless Corporation


By:
   -----------------------------------------
      Name:
      Title:


                                      B-2